                                                                  EXHIBIT 10.1

                  TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION

                          LOAN AND SECURITY AGREEMENT

                            Dated: September 28, 1994

                                 $48,000,000.00

                         BARCLAYS BUSINESS CREDIT, INC.




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                               TABLE OF CONTENTS

                                                                            Page
SECTION 1.   CREDIT FACILITY ...............................................1
      1.1.   Revolver Loans ................................................1
      1.2.   Term and Equipment Loans ......................................1

SECTION 2.   INTEREST, FEES AND CHARGES ....................................1
      2.1.   Interest ......................................................1
      2.2.   Computation of Interest and Fees ..............................2
      2.3.   Closing Fee ...................................................2
      2.4.   Unused Line Fee ...............................................2
      2.5.   Audit Expenses ................................................2
      2.6.   Reimbursement of Expenses .....................................2
      2.7.   Bank Charges .................. ...............................3

SECTION 3.   LOAN ADMINISTRATION ...........................................3
      3.1.   Manner of Borrowing Revolver Loans ............................3
      3.2.   Payments ......................................................4
      3.3.   Mandatory Prepayments .........................................5
      3.4    Application of Payments and Collections .......................5
      3.5.   All Loans to Constitute One Obligation ........................5
      3.6.   Loan Account ..................................................5
      3.7.   Statements of Account .........................................5

SECTION 4.   TERM AND TERMINATION ..........................................5
      4.1.   Term of Agreement .............................................5
      4.2.   Termination ...................................................6

SECTION 5.   SECURITY INTERESTS ............................................6
      5.l.   Security Interest in Collateral ...............................6
      5.2.   Lien Perfection; Further Assurances ...........................7

SECTION 6.   COLLATERAL ADMINISTRATION .....................................7

      6.1.   General .......................................................7
      6.2.   Administration of Accounts ....................................8
      6.3.   Administration of Inventory ...................................9
      6.4.   Administration of Equipment ...................................9
      6.5.   Payment of Charges ...........................................10

SECTION 7.   REPRESENTATIONS AND WARRANTIES ...............................10
      7.1.   General Representations and Warranties .......................10
      7.2.   Continuous Nature of Representation and Warrants .............14
      7.3.   Survival of Representation and Warranties ....................14

SECTION 8.   COVENANTS AND CONTINUING AGREEMENTS ..........................14
      8.1.   Affirmative Covenants ........................................14
      8.2.   Negative Covenant ............................................16



                                      (i)

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
      8.3    Specific Financial Covenants ..................................17

SECTION 9.   CONDITIONS PRECEDENT ..........................................20
      9.1.   Documentation .................................................20
      9.2.   No Default ....................................................21
      9.3.   Other Loan Documents ..........................................21
      9.4.   Availability ..................................................21
      9.5.   No Litigation .................................................21

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT .............21
      10.1.  Events of Default .............................................21
      10.2.  Acceleration of the Obligations ...............................23
      10.3.  Other Remedies ................................................23
      10.4.  Remedies Cumulative; No Waiver ................................24

SECTION ll.  MISCELLANEOUS .................................................24
      11.1.  Power of Attorney .............................................24
      11.2.  Indemnity .....................................................25
      11.3.  Modification of Agreement; Sale of Interest ...................25
      11.4.  Severability ..................................................26
      11.5.  Successors and Assigns ........................................26
      11.6.  Cumulative Effect; Conflict of Terms ..........................26
      11.7.  Execution in Counterparts .....................................26
      11.8.  Notices .......................................................26
      11.9.  Lender's Consent ..............................................27
      11.10. Credit Inquires ...............................................27
      11.11. Time of Essence ...............................................27
      11.12. Entire Agreement; Appendix A and Exhibits .....................27
      11.13. Interpretation ................................................27
      11.14. Governing Law; Consent To Forum ...............................27
      11.15. WAIVERS BY BORROWER ...........................................27


                                      (ii)

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                                LIST OF EXHIBITS

 Exhibit A-l       Term Note
 Exhibit A-2       Equipment Note
 Exhibit B         Borrower's and each Subsidiary's Business Locations
 Exhibit C         Jurisdictions in which Borrower and each Subsidiary is
                   Authorized to do Business
 Exhibit D         Capital Structure of Borrower
 Exhibit E         Corporate Names
 Exhibit F         Tax Identification Numbers of Subsidiaries
 Exhibit G         Patents, Trademarks, Copyrights and Licenses
 Exhibit H         Contracts Restricting Borrower's Right to Incur Debts
 Exhibit I         Litigation
 Exhibit J         Capitalized Leases
 Exhibit K         Operating  Leases
 Exhibit L         Pension Plans
 Exhibit M         Labor Contracts
 Exhibit N         Compliance Certificate
 Exhibit O         Permitted Liens

                           LOAN AND SECURITY AGREEMENT

       THIS LOAN AND SECURITY AGREEMENT is made this 28th day of September, 1994, by and between BARCLAYS BUSINESS CREDIT, INC. ("Lender"), a Connecticut corporation with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339; and TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION ("Borrower"), a Florida corporation with its chief executive office and principal place of business at 2508 Ivy Street, Tampa, Florida 33607. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applies.

SECTION 1. CREDIT FACILITY

       Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a total credit facility of up to $48,000,000, available upon Borrower's request therefor, as follows:

       1.1. Revolver Loans. Lender agrees, for so long as no Default or Event of Default exists, to make Revolver Loans to Borrower from time to time, as requested by Borrower in the manger set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time. The Revolver Loans shall be used solely for the satisfaction of existing Indebtedness of Borrower to CIT, for payments under the Settlement Agreement, for Borrower's general operating capital needs in a manner consistent with the provisions of this Agreement and Applicable Law and for any other purpose not inconsistent with this Agreement.

       1.2.   Term and Equipment Loans.

                     1.2.1. Term Loan. Lender agrees to make a term loan to Borrower on the Closing Dare in the principal amount of $3,000,000, which shall be repayable in accordance with the terms of the Term Note and shall be secured by all of the Collateral. The proceeds of the Term Loan shall be used solely for purposes for which the proceeds of the Revolver Loans are authorized to be used. In no event shall Borrower be entitled to reborrow any amounts repaid with respect to the Term Loan.

                     1.2.2. Equipment Loans. For so long as no Default or Event of Default exists, Lender shall, during the period from and after the Closing Due through the Original Term or (subject to Lender's prior written consent and the execution of appropriate amendments) any Renewal Term, make Equipment Loans to Borrower, In an aggregate amount not to exceed $5,000,000, to fee Borrower's purchase of Eligible Equipment; provided, however, thus the principal amount of Equipment Loans made during the period from the Closing Date through September 30, 1995, shall be limited to $2,000,000 in the aggregate. Each Equipment Loan shall be in an amount that is not less than $100,000 but shall not exceed the lesser of 80% of the Equipment Purchase Price of new Eligible Equipment so purchased or 80% of the appraised value (under an appraisal methodology and by appraisals acceptable to Lender) of any used Eligible Equipment so purchased. Borrower may not request more than 1 Equipment Loan per fiscal month of Borrower. Each Equipment Loan and Borrower's obligation to repay same shall be evidenced by and repaid in accordance with the Equipment Note and shall be secured by the Collateral, and shall bear interest at the variable rate specified in subsection 2.1.1 hereof. In no event shall Lender have any obligation to honor a request of Borrower for an Equipment Loan unless each of the Equipment Loan Conditions is satisfied and in no event shall Borrower be entitled to reborrow any amounts repaid with respect to the Equipment Loans.

SECTION 2. INTEREST, FEES AND CHARGES

       2.1.   Interest.

                     2.1.1. Rates of Interest. Interest shall accrue on the Term Loan in accordance with the terms of the Term Note. Interest shall accrue on the principal amount of the Equipment Loans and the Revolver Loans outstanding at the end of each day at a variable rate per annum equal to 1% plus the Base
Rate.  On the date
hereof, the Base Rate is 7-3/4% and therefore the rate of interest in effect hereunder on the date hereof with respect to Resolver Loans and Equipment
Loans, expressed in simple interest terms is 8-3/4%. The rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs.

                     2.1.2. Default Rate of Interest. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2% above the interest rate otherwise applicable thereto (the "Default Rate").

       2.2. Computation of Interest and Fees. Interest and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) after receipt by Lender of such items in Lender's account at Harris Trust & Savings Bank located in Chicago, Illinois, and Lender shall be deemed to have received such item of payment on the date specified in Section 3.4 hereof.

       2.3. Closing Fee. Borrower shall pay to Lender an a closing fee of $60,000, which shall be fully earned and (except to the extent otherwise required by Applicable Law) nonrefundable on the Closing Date and shall be paid concurrently with the initial Loan hereunder.

       2.4. Unused Line Fee. In consideration of Lender's establishment and maintenance of the credit facilities hereunder during the term hereof, Borrower agrees that, if the Average Monthly Revolver Loan Balance for any month is less than $40,000,000 (minus the amount of any proceeds of the Life Insurance Assignment applied by Lender to the Revolver Loans), then, to the extent of the difference (the "Deficiency.), Borrower shall pay to Lender a fee equal to (i)
 .25% per annum of the first $10,000,000 of the Deficiency, and (ii) .125% per annum of that portion of the Deficiency in excess of $10,000,000. The unused line fee shall be payable monthly, in arrears, on the first day of each calendar month hereafter.

       2.5. Audit Expenses. Borrower shall pay to Lender all out-of-pocket expenses incurred by Lender in connection with any audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate; provided, however, that Borrower shall not be obligated to pay any such expenses in excess of $7,500 during any fiscal year in which no Default or Event of Default shall have occurred; and provided, further, that such expenses shall not include general administrative expenses and overhead of Lender. Audit expenses shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrower and if payment is due to a Person other than Lender, such request shall specify the dare on which such payment is due.

       2.6. Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, Lender or any Participant incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents for any sale or attempted sale of any interest herein to a Participant, not to exceed at any time $10,000 in the aggregate with respect to any sale or attempted sale of any interest to a Participant; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs and to which Lender is a party; (iv) any attempt to enforce any rights of lender or any Participant against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this Section 2.6 shall be Obligations secured by all of the Collateral, shall be payable on demand to lender or to such Participant, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Revolver Loans from time to time. Borrower shall also reimburse Lender for

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

expenses incurred by Lender in its administration of the Collateral to the extent And in the manner provided in Section 6 hereof.

       2.7. Bank Charges. Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any Participant pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any Participant arising out of or in connection with (i) the forwarding to Borrower or Any other Person on behalf of Borrower, by Lender or any Participant, of proceeds of loans made by lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by lender or any Participant, of any check or item of payment received or delivered to lender or any Participant on account of the Obligations.

       2.8. Maximum Interest. Regardless of any provision contained in this Agreement or any of the other Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or collected pursuant to the terms of this Agreement, the Term Note, any Equipment Note or Any of the other Loan Documents and that Me deemed interest under Applicable Law exceed the highest rate permissible under Any Applicable Law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Loan Documents or the exercise by lender of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by Borrower of any of the Obligations, or the occurrence of Any contingency whatsoever, shall entitle Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrower be obligated to pay Interest exceeding such Maximum Rate, And all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations And the balance, if any, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate Any interest that has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of Any such acceleration. Borrower recognizes that, with fluctuations in the rates of interest set forth in subsection 2.1.1 of this Agreement, or in the Term Note or any Equipment Note and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by Applicable Law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in pan upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Borrower in connection with any of the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower and Lender shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and
(ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

SECTION 3. LOAN ADMINISTRATION

       3.1. Manner of Borrowing Revolver Loans. Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

              3.1.1. Loan Requests. A request for a Revolver Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 12:00 noon Atlanta, Georgia time on the proposed borrowing date; provided, however, that no such request may be made at a time when there exists a Default or an Event of Default; and (ii) unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement, the Term Note, any Equipment Note or any of the other Loan
Documents, as principal, accrued interest, fees or other charges, shall be deemed irrevocably to be a request by Borrower from Lender for a Revolver Loan on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges and the proceeds of each such Revolver Loan may be disbursed by Lender by way of direct payment of the relevant Obligation and shall bear interest at the rate of interest applicable to Revolver Loans. As an accommodation to Borrower, Lender may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to Lender telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

              3.1.2. Disbursement. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolver Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolver Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolver Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant Obligation.

       3.2. Payments. Except where evidenced by notes or other instruments issued or made by Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

              3.2.1. Principal. Principal payable on account of Revolver Loans shall be payable by Borrower to Lender immediately upon the earliest of (i) the receipt by Lender or Borrower of any proceeds of any of the Collateral other than Equipment or real Property, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist at any time, Borrower shall, on demand repay the Overadvance.

              3.2.2. Interest. Interest accrued on the Revolver Loans shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month (ii) the occurrence of an Event of Default in consequence of which Leader elects to accelerate the maturity and payment of the Obligations or
(iii) termination of this Agreement pursuant to Section 4 hereof.

              3.2.3. Costs, Fees and Charges. Costs, fees and charges payable pursuant to this Agreement shall be payable by Borrower as and when provided in
Section 2 hereof, to Leader or to any other Person designated by Lender in writing.

              3.2.4. Other Obligations. The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Lender as and when provided in this Agreement, the Other

Agreements or the Security Documents, or, if no date of payment is otherwise specified in the Loan Documents, on demand.

       3.3. Mandatory Prepayments. If Borrower sells any of the Equipment, or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed by Lender, as and when received by Borrower and as a mandatory prepayment of the Term Loan or the Equipment Loans, as determined by Lender, a sum equal to the Net Proceeds (including insurance payments) received by Borrower from such sale, loss, destruction or condemnation.

       3.4. Application of Payments and Collections. All items of payment received by Lender by 12:00 noon, Atlanta, Georgia time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Atlanta, Georgia time, on any Business Day shall be deemed received on the following Business Day. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations in such manner as Lender may deem advisable; provided, however, that for so long as no Default or Event of Default exists, Lender shall apply all proceeds received by it from the Accounts and Inventory to the Revolver Loans unless otherwise requested by Borrower in writing (but Lender will have no obligation to apply any such proceeds to any Loans other than the Revolver Loans if an Overadvance exists or would result therefrom). If as the result of collections of Accounts as authorized by subsection 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists. Such credit balance shall not be applied or be deemed to have been applied as a prepayment of the Term Loan or any Equipment Loan, except that Lender may, at its option, offset such credit balance against any of the Obligations upon and after the occurrence of an Event of Default.

       3.5. All Loans to Constitute One Obligation. The Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

       3.6. Loan Account. Lender shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practices, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

       3.7. Statements of Account. Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless lender is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 4. TERM AND TERMINATION

       4.1. Term of Agreement. Subject to Lender's right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period of 3 years from the date hereof, through and including September 30, 1997 (the "Original Term"), and this Agreement shall automatically renew itself for one-year periods thereafter (each a "Renewal Term"), unless terminated as provided in Section 4.2 hereof.

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

       4.2.   Termination.

              4.2.1. Termination by Lender. Upon at least 90 days prior written notice to Borrower. Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default.

              4.2.2. Termination by Borrower. Upon at least 90 days prior written notice to Under, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

              4.2.3. Termination Charges. At the effective date of termination of this Agreement for any reason, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to
 .5% of the Average Monthly Loan Balances for the preceding twelve-month period if termination occurs during the Original Term. If termination occurs on the last day of the Original Term or during any Renewal Term, no termination charge shall be payable.

              4.2.4. Effect of Termination. All of the Obligations (including, without limitation, the Term Loan and each Equipment Loan) shall be immediately due and payable Upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5. SECURITY INTERESTS

       5.1. Security Interest in Collateral. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing security interest in and Lien upon all of Borrower's assets, including all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter creased acquired or arising arid wheresoever located:

               (i)       All Accounts;

               (ii)      All Chattel Paper;

               (iii)     All Documents;

               (iv)      All Instruments;

               (v)       All Inventory;

               (vi)      All Equipment;

               (vii)   All General Intangibles;

               (viii)  All Securities;

               (ix) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

               (x) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (ix) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

               (xi) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (x) above.

Notwithstanding anything to the contrary in this Agreement, Borrower does not grant to Lender a Lien upon any "margin stock" (within the meaning of Regulations G or U of the Board of Governors) and Borrower shall not be prohibited by this Agreement or any of the other Loan Documents from granting a Lien in "margin stock" (as so defined) to any other Person.

     5.2. Lien Perfection; Further Assurances. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by Applicable Law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreement deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

SECTION 6.  COLLATERAL ADMINISTRATION

     6.1.   General

                     6.1.1. Location of Collateral. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by Borrower and its Subsidiaries at one or more of the business locations set forth in Exhibit B hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business and (ii) removals in connection with dispositions of Equipment that are authorized by subsection 6.4.2 hereof.

                     6.1.2. Insurance of Collateral. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability and such other risk in Such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver the originals or certified copies of such policies to Lender with satisfactory lender's loss payable endorsements, naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be implied or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. In addition to the insurance required herein with respect to the Collateral, Borrower shall maintain, with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrower or as otherwise required by Lender.

                     6.1.3. Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any Applicable Law on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

     6.2.   Administration of Accounts.

                     6.2.1. Records, Schedules and Assignments of Accounts. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's request therefor, copies of proof of delivery to be delivered within 30 days after such request by Lender and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $250,000 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Lender, Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. In addition, at least once a month, unless sooner requested by Lender, Borrower shall provide Lender with a statement of all Accounts that constitute Client Risk Accounts. If requested by Lender at any time after the Factoring Agreements have been terminated, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

                     6.2.2. Discounts, Allowances, Disputes. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as pan of the next required Schedule of Accounts. If any amounts due and owing in excess of $250,000 are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrower.

                     6.2.3. Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor, provided, however that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

                     6.2.4. Account Verification. Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                     6.2.5. Maintenance of Dominion Account. Borrower shall maintain a Dominion Account acceptable to Lender with such banks as may be selected by Borrower and be acceptable to Lender. Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to remit all payments or other remittance to Lender. All funds deposited in the Dominion Account shall immediately become the property of Lender and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Upon termination of the Factoring Agreements, Borrower shall establish a lockbox arrangement in forte and substance satisfactory to Lender.

                     6.2.6. Collection of Accounts; Proceeds of Collateral. Borrower shall instruct CIT to remit payment with respect to all amounts at any time payable to Borrower from CIT under the Factoring Agreements to the Depository Account, and Borrower hereby irrevocably authorizes Lender to transfer all credit balances in the Depository Account to the Obligations in accordance with the terms of this Agreement. Any remittances received by Borrower from an Account Debtor on account of Accounts (other than Factored Accounts), together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Lender retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrower.

                     6.2.7. Information Regarding Factoring Agreements. Borrower shall promptly provide Lender with copies of all reports, statements of account and other communications received by Borrower from CIT with reference to either of the Factoring Agreements, including, without limitation, all Factor Status Statements, all notices of default or termination, and all amendments thereto. Borrower shall identify to Lender each month the Client Risk Accounts and amount thereof. Borrower shall provide to Lender on a daily basis, a Due From Factor Report, together with copies of all data and other information requested by Lender from which such Due From Factor Reports are derived.

     6.3.   Administration of Inventory.

                     6.3.1. Records and Reports of Inventory. Borrower shall keep accurate and complete records of its Inventory. Borrower shall furnish Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the twentieth day of such month. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request.

                     6.3.2. Return of Inventory. Borrower shall not return any of its Inventory to a supplier or vender thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the ordinary course of business of Borrower and such Person, (ii) no Default or Event of Default exists or would result therefrom, (iii) the return of such Inventory will not result in an Overadvance, (iv) if the value of all Inventory returned in any month exceeds $250,000, Borrower promptly notifies Lender thereof, and (v) any payments received by Borrower in connection with any such return is promptly turned over to Lender for application to the Obligations.

     6.4.   Administration of Equipment.

                     6.4.1. Records and Schedules of Equipment. Borrower shall keep accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with subsection 6.4.2 hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, Borrower shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

                     6.4.2. Dispositions of Equipment. Borrower will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part without the prior written consent of Lender; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment (other than Eligible Equipment or any part thereof unless the Equipment Loan that was made to finance Borrower's acquisition of such Eligible Equipment has been paid in full) which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is more, of $100,000 or less, provided that all proceeds thereof are remitted to Lender for application to the Loans, or
(ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and Borrower shall have given Lender at least 5 days prior written notice of such disposition.

                     6.4.3 Condition of Equipment. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrower will not permit any of the Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and Borrower will not permit any of the Equipment to become an accession to any personal Property that is subject to a Lien unless the Lien is a Permitted Lien (other than a Purchase Money Lien).

     6.5.   Payment of Charges.  All amounts chargeable to Borrower under
Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolver Loans from time to time.

SECTION 7.  REPRESENTATIONS AND WARRANTIES

     7.1. General Representations and Warranties. To induce Lender to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender that:

                     7.1.1. Organization and Qualification. Each of Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on EXHIBIT C hereto and in all other states and jurisdictions where the character of its Properties or the tenure of its activities make such qualification necessary.

                     7.1.2. Corporate Power and Authority. Each of Borrower and its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of its Subsidiaries; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

                     7.1.3. Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and its Subsidiaries enforceable against each of them.

                     7.1.4.  Capital Structure.  Exhibit D hereto states
(i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by Borrower,
(ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of Borrower and each Subsidiary of Borrower and (iv) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and nonassessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of Borrower or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon any of Borrower's shareholders relating to the ownership of its shares of capital stock.

                     7.1.5. Corporate Names. Neither Borrower nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on Exhibit E hereto. Except as set forth on EXHIBIT E, neither Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

                     7.1.6. Business Locations; Agent for Process. Each of Borrower's and its Subsidiaries' chief executive office and other places of business are as listed on EXHIBIT B hereto. During the preceding five-year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on EXHIBIT B. Except as shown on EXHIBIT B, no inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

                     7.1.7. Title to Properties; Priority of Liens. Each of Borrower and its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to those Permitted Liens which are expressly stated to have priority over the Liens of Lender.

                     7.1.8. Accounts. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

                     (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                     (ii) It arises out of a completed, bona fide, sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

                     (iii) It is for a liquidated amount manuring as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

                     (iv) Such Account, and Lender's security interest therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Lender to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                     (v) Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Lender pursuant to subsection 6.2.1 hereof;

                     (vi) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

                     (vii) To the best of Borrower's knowledge, the Account Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Account Debtor is Solvent; and

                     (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

                     7.1.9. Financial Statements; Fiscal Year. The Consolidated and consolidating balance sheets of Apparel, Parent, Borrower and such other Persons described therein (including the accounts of all Subsidiaries of Borrower for the respective periods during which a Subsidiary relationship existed) as of October 2, 1993, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Apparel, Parent, Borrower and such Persons at such dates and the results of their respective operations for such periods. Since
October 2, 1993, there has been no material change in the condition, financial or otherwise, of Apparel, Parent, Borrower and such other Persons as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real Property owned by Apparel, Parent, Borrower or such other Persons, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower and each of its Subsidiaries ends on the Saturday closest to September 30th of each year.

                     7.1.10. Full Disclosure. The financial statements referred to in subsection 7.1.9 hereof do not, nor does this Agreement or any other written statement of Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially effect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of Borrower or any of its Subsidiaries or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

                     7.1.11. Solvent Financial Condition. Each of Borrower and its Subsidiaries is now and, after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

                     7.1.12. Surety Obligations. Neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

                     7.1.13. Taxes. Borrower's federal tax identification number is 59-0486590. The federal tax identification number of each of Borrower's Subsidiaries is shown on EXHIBIT F hereto. Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable except to the extent being Properly Contested. The provision for taxes on the books of Borrower and its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

                     7.1.14. Brokers. There are no claims for brokerage commissions, finder's fees or investment banking fees by or through Borrower or any of its agents, Subsidiaries or Affiliates in connection with the transactions contemplated by this Agreement.

                     7.1.15. Patents, Trademarks, Copyrights and Licenses. Each of Borrower and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on Exhibit G hereto.

                     7.1.16. Governmental Consents. Each of Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

                     7.1.17. Compliance with Laws. Each of Borrower and its Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Laws and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation. Each of Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act
(29 U.S.C. sec. 201 et seq.), as amended.

                     7.1.18. Restrictions. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit H hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

                     7.1.19. Litigation. Except as set forth on Exhibit I hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of its Subsidiaries. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

                     7.1.20. No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

                     7.1.21. Leases. EXHIBIT J hereto is a complete listing of all capitalized leases of Borrower and its Subsidiaries and EXHIBIT K hereto is a complete listing of all operating leases of Borrower and its Subsidiaries. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

                     7.1.22. Pension Plans. Except as disclosed on EXHIBIT L hereto, neither Borrower nor any of its Subsidiaries has any Plan. To the best of their knowledge, Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each

Plan. No fact or situation could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in Connection with a Multiemployer Plan.

                     7.1.23. Trade Relations. To the best of their knowledge, there exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                     7.1.24. Labor Relations. Except as described on EXHIBIT M hereto, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

     7.2. Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of Borrower's or its Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement.

     7.3. Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS

     8.1. Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing. it shall:

                     8.1.1. Visits and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its offices, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

                     8.1.2. Notices. Notify Lender in writing (i) of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading; (ii) promptly after Borrower's learning thereof, of the commencement of any litigation affecting Borrower or any of its Properties, whether or not the claim is considered by Borrower to be covered by insurance, and of the institution of any administrative proceeding which may have a Material Adverse Effect; (iii) at least sixty (60) days prior thereto, of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business; (iv) promptly after Borrower's learning thereof, of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which it is a party or by which it is bound; (v) promptly after Borrower's learning thereof, of any material default by any Loan Party under any note indebtedness, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness of Borrower exceeding $100,000; (vi) promptly after the occurrence thereof, of any Default or Event of Default; (vii) promptly after the occurrence thereof, of any default by any obliger under any note or other evidence of Indebtedness payable to Borrower; (viii) promptly after the rendition thereof, of any judgment rendered against any Loan Party in an amount exceeding $100,000;
(ix) the termination or expiration of any License Agreements or Borrower's execution of any new License Agreements or amendments, extensions or modifications of any License Agreements and Borrower shall provide Lender with copies of any such License Agreements or amendments, extensions or modifications; and (x) the occurrence of a default or an event of default under any of the Seller Documents.

                     8.1.3. Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                     (i) not later than 90 days after the close of each fiscal year of Borrower, unqualified audited financial statements of Apparel, Parent, Borrower and Borrower's Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

                     (ii) not later than 30 days after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Apparel, Parent, Borrower and Borrower's Subsidiaries as of the end of such month and of the portion of Borrower's financial year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Apparel, Parent, Borrower and Borrower's Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                     (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                     (iv) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan; and

                     (v) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

            Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection 8.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of EXHIBIT N hereto executed by the chief financial officer of Borrower.

                     8.1.4. Landlord and Storage Agreements. Provide Lender with copies of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

                     8.1.5. Projections. No later than 30 days prior to the end of each fiscal year of Borrower, deliver to Lender Projections of Borrower for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month.

                     8.1.6 Key-Man Insurance. Obtain and keep in full force and effect a life insurance policy insuring the life of William W. Compton in an amount of not less than $2,000,000, the owner and beneficiary of which policy shall be Borrower and the proceeds (to the extent of $2,000,000) and benefits of which policy shall be collaterally assigned to Lender pursuant to the Life Insurance Assignment. Any monies due or to become due under such policy may be applied by Lender to such of the Obligations as Lender in its sole discretion elects whether or not any of such Obligations are then due or any Event of Default exists.

                     8.1.7. Taxes. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes prior to the date on which such taxes become delinquent or penalties attach thereto, except and to the extent only that such taxes are being Properly Contested.

                     8.1.8. Compliance With Laws. Comply, and cause each Subsidiary to comply, with all Applicable Law, including, without limitation, all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of employees' income, unemployment, Social Security, sales and excise taxes, and all ERISA and Environmental Laws, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might have a Material Adverse Effect.

     8.2. Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

                     8.2.1. Mergers; Consolidations; Acquisitions. Merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person.

                     8.2.2. Loans. Make, or permit any Subsidiary of Borrower to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person.

                     8.2.3.  Reserved.

                     8.2.4. Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower or such Subsidiary.

                     8.2.5. Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                     (i)   Liens at any time granted in favor of Lender;

                     (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or are being Properly Contested;

                     (iii) Statutory Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required or such Liens are being Properly Contested and do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business:

                     (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                     (v) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or another such subsidiary;

                     (vi) Liens in favor of Sellers which are expressly subordinated to Lender's Liens pursuant to the Seller Intercreditor Agreement;

                     (vii)  such other Liens as appear on EXHIBIT O hereto; and

                     (viii) such other Liens as Lender may hereafter approve in writing.

                     8.2.6. Subordinated Debt. Make, or permit any Subsidiary of Borrower to make, any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with a subordination agreement relative thereto in form and substance reasonably satisfactory to Lender.


                     8.2.7. Distributions. Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions.

                     8.2.8. Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $3,000,000 during any fiscal year of Borrower.

                     8.2.9. Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell, lease or otherwise dispose any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) a transfer of Property to Borrower by a Subsidiary of Borrower, (iii) sales of Accounts in the ordinary course of business pursuant to the Factoring Agreements, or (iv) dispositions expressly authorized by this Agreement.

                     8.2.10. Stock of Subsidiaries. Permit any of its Subsidiaries to issue any additional shares of its capital stock except director's qualifying shares.

                     8.2.11. Restricted Investment. Make or have, or permit any Subsidiary of Borrower to make or have, any Restricted Investment.

                     8.2.12. Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which Borrower of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed $1,500,000. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

                     8.2.13. Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than Apparel, Parent or a Subsidiary of Borrower.

     8.3. Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

               8.3.1 Tangible Net Worth; Maintain at all times Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:

                  Period                       Amount
                  ------                       ------
          Closing Date through                 $12,800,000
           December 30, 1994

          December 31, 1994 through            $13,100,000
           March 31, 1995

          April 1, 1995 through                $14,500,000
           June 30, 1995

          July 1, 1995 through                 $15,600,000
           September 29, 1995

          September 30, 1995 through           $16,200,000
           December 29, 1995

          December 30, 1995 through            $17,300,000
           March 29, 1996

          March 30, 1996 through               $18,500,000
           June 28, 1996

          June 29, 1996 through                $19,500,000
           September 27, 1996

          September 28, 1996 through           $20,000,000
           December 27, 1996

          December 28 1996 through             $21,000,000
           March 28, 1997

          March 29, 1997 through               $22,000,000
           June 27, 1997

          June 28, 1997 and                    $23,000,000
           thereafter


               8.3.2 Profitability. Achieve Adjusted Net Earnings From Operations each fiscal year of not less than the amount shows below for the period corresponding thereto

                  Period                       Amount
                  ------                       ------
          October 2, 1994 through              $  900,000
           December 31, 1994

          October 2, 1994 through              $3,700,000
           April 1, 1995

          October 2, 1994 through              $5,250,000
           July 1, 1995

          October 2, 1994 through              $6,300,000
           September 30, 1995

          October 1, 1995 through              $1,300,00
           December 30, 1995

          October 1, 1995 through              $3,500,000
           March 30, 1996

          October 1, 1995 through              $5,000,000
           June 29, 1996

          October 1, 1995 through              $6,500,000
           September 28, 1996

          September 29, 1996 through           $1,300,000
           December 28, 1996

          September 29, 1996 through           $3,500,000
           March 29, 1997

          September 29, 1996 through           $5,000,000
           June 28, 1997

          September 29, 1996 through           $6,500,000
           September 27, 1997


               8.3.3 Debt Service Coverage Ratio. Maintain a Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

                  Period                       Ratio
                  ------                       -----
          October 2, 1994 through              .10 to 1.0
           December 31, 1994

          October 2, 1994 through              1.30 to 1.0
           April 1, 1995

          October 2, 1994 through              1.30 to 1.0
           July 1, 1995

          October 2, 1994 through              1.30 to 1.0
           September 30, 1995

          October 1, 1995 through              1.30 to 1.0
           December 30, 1995

          October 1, 1995 through              1.30 to 1.0
           March 30, 1996

          October 1, 1995 through              1.30 to 1.0
           June 29, 1996

          October 1, 1995 through              1.30 to 1.0
           September 28, 1996


          September 29, 1996 through           1.30 to 1.0
           December 28, 1996

          September 29, 1996 through           1.30 to 1.0
           March 29, 1997

          September 29, 1996 through           1.30 to 1.0
           June 1997

          September 29, 1996 through           1.30 to 1.0
           September 27, 1997


SECTION 9. CONDITIONS PRECEDENT

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

     9.1. Documentation. Lender shall have received, in form and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement, together with the following additional documentation:

               9.1.1. Copies of Borrower's casualty insurance policies, together with loss payable endorsements on Lender's standard form of Loss Payee endorsement naming Lender as loss payee, and copies of Borrower's liability insurance policies, together with endorsements naming Lender as a co-insured;

               9.1.2. Copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence in a form acceptable to Lender that such Liens constitute valid and perfected first priority security interests and Liens;

               9.1.3. Landlord or warehouseman agreements with respect to all premises leased by Borrower and which are disclosed on EXHIBIT B;

               9.1.4. A copy of the Articles or Certificate of Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

               9.1.5. Good standing certificates for Borrower, issued by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities or the ownership of its Properties necessities qualification;

               9.1.6. A closing certificate signed by the President and Secretary of Borrower dated as of the date hereof, seating that (i) the representations and warranties set forth in Section 7 hereof are true and correct on and as of such date, (ii) Borrower is no such date in compliance with all the terms and provisions set forth in this Agreement and (iii) on such date no Default or Event of Default has occurred or is continuing;

               9.1.7. The Security Documents duly executed, accepted and acknowledged by or on behalf of each Loan Party thereto;

               9.1.8. The Other Agreements duly executed and delivered by Borrower;

               9.1.9. The favorable, written opinion of Smith, Williams and Bowles counsel to Borrower and Guarantors, as to the transactions contemplated by this Agreement and any of the other Loan Documents, in form and substance satisfactory to Lender;

               9.1.10. Written instructions from Borrower directing the application of proceeds of the initial Loan made pursuant to this Agreement, and an initial Borrowing Base certificate from Borrower;

               9.1.11. Duly executed agreement establishing the Dominion Account with a financial institution acceptable to Lender for the collection or servicing of the Accounts;

               9.1.12. The Seller Intercreditor Agreement duly executed by the Sellers;

               9.1.13. The Factor Intercreditor Agreements duly executed by CIT and Lender;

               9.1.14. A payoff letter from CIT that sets forth the amount of Indebtedness owing by Borrower to CIT on such date and contains the agreement of CIT to release its Liens on all of the Collateral upon receipt of such amount (except as provided in the Factor intercreditor Agreement); and

               9.1.15. Such other documents, instruments and agreements as Lender shall reasonably request in connection with the foregoing matters.

         9.2. No Default. No Default or Event of Default shall exist.

         9.3. Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied.

         9.4. Availability. Lender shall have determined that immediately after Lender has made the initial Loans contemplated hereby (including, without limitation, Loans in an amount of $2,500,000 to pay a like amount owing to Sellers on the Closing Date pursuant to the Settlement Agreement), and Borrower has paid all closing costs incurred in connection with the transactions contemplated hereby, Availability shall not be less than $2,000,000.

         9.5. No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises Out of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

          10.1. Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

                    10.1.1. Payment of Notes. Borrower shall fail to pay any installment of principal, interest or premium, if any, owing on the Term Note or any Equipment Note on or within 10 days after the due date of such installment.

                    10.1.2. Payment of Other Obligations. Borrower shall fail to pay any of the Obligations that are not evidenced by the Term Note or any Equipment Note on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                    10.1.3. Misrepresentations. Any representation, warranty or other statement made or furnished to Lender by or on behalf of Borrower, any Subsidiary of Borrower or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to
Section 7.2 hereof.

                    10.1.4. Breach of Specific Covenants. Borrower shall fail or neglect to perform. keep or observe any covenant contained in Sections 5.2, 6.2, 8.2 or 8.3 or subsections 6.1.1, 8.1.1 or 8.1.3 hereof on the date that Borrower is required to perform, keep or observe such covenant.

                    10.1.5. Breach of Other Covenants. Borrower shall fail or neglect to perform. keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section
10.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 15 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                    10.1.6. Default Under Security Documents/Other Agreements. Any event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

                    10.1.7. Other Defaults. There shall occur any default or event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

                    10.1.8. Uninsured Losses. Any material loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

                    10.1.9. Adverse Changes. There shall occur any material adverse change in the financial condition or business prospects of any Loan Party.

                   10.1.10. Insolvency and Related Proceedings. Any Loan Party shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Loan Parry under the Bankruptcy Code (if against a Loan Party, the continuation of such proceeding for more than 30 days), or any Loan Party shall make any offer of settlement, extension or composition to such Loan Party's unsecured creditors generally.

                    10.1.11. Business Disruption; Condemnation. There shall occur a cessation of a substantial pan of the business of Borrower, any Subsidiary of Borrower or any Guarantor for a period which significantly affects Borrower's or such Guarantor's capacity to continue its business, on a profitable basis; or Borrower, any Subsidiary of Borrower or any Guarantor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or such Guarantor which is necessary to the continued or lawful operation of its business; or Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any pan of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

                    10.1.12. Change of Ownership. Inpar Limited, William W. Compton, and Michael Kagan shall cease to own and control beneficially and of record, at least 51% of the issued and outstanding capital stock of Apparel; or Apparel shall cease to own and control, beneficially and of record, all of the issued and outstanding capital stock of Parent; or Parent shall cease to own and control, beneficially and of record, all of the issued and outstanding capital stock of Borrower.

                    10.1.13. ERISA. A Reportable Event shall occur which Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed. or if Borrower, any Subsidiary of Borrower or any Guarantor is in defaults defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrowers, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

                    10.1.14. Challenge to Agreement. Borrower, any Subsidiary of Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

                    10.1.15. Repudiation of or Default Under Guaranty Agreement. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof

                    10.1.16. Criminal Forfeiture. Borrower, any Subsidiary of Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Subsidiary of Borrower or any Guarantor.

                    10.1.17. Judgments. Any money judgment, writ of attachment or similar process is filed against Borrower, any Subsidiary of Borrower or any Guarantor, or any of their respective Property and results in the creation or imposition of any Lien that is not a Permitted Lien and which Lien is not immediately paid or bonded by Borrower within 5 days after entry of such judgment or attachment.

                    10.1.18. Seller Documents. Any default or event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in the any of the Seller Documents.

                    10.1.19 Judgement in Favor of Sellers. A judgment shall be entered against Borrower or Parent in favor of Sellers pursuant to the Seller Documents or otherwise.

                    10.1.20 Payments on Seller Debt. Borrower shall make any payments on the Indebtedness owing to the Sellers that are not expressly permitted to be made by Borrower or received by Sellers under the Seller Subordination Agreements.

     10.2. Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrower shall forthwith pay to Lender, the full amount of such Obligations; provided, however, that upon the occurrence of an Event of Default specified in subsection 10.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender except to the extent provided herein.

     10.3. Other Remedies. Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

               10.3.1. All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

               10.3.2. The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designate by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).

               10.3.3. The right to sell or otherwise dispose of all or any Collateral in its then condition. Or after any further manufacturing or processing thereof. at public or private sale or sales. with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that any requirement of notice to Borrower of any proposed public or private sale or other disposition of Collateral by Lender shall be deemed reasonable notice thereof if given at least 10 days prior thereto, and such sale may be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the Costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

               10.3.4. Lender is hereby granted a license or other right to use, without charge. Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

               10.3.5. RESERVED.

     10.4. Remedies Cumulative: No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents. or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and Borrower. heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, ant remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived BY Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 11. MISCELLANEOUS

     11.1. Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the Cost and expense of Borrower:

               11.1.1. At such time or times as Lender or said agent, in its sole discretion. may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

               11.1.2. At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine:
(i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

     11.2. Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Lender against and save Lender harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any taxes (excluding taxes imposed upon or measured by the net income of Lender, but including, without limitation, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Lender, Borrower or any Guarantor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal, state, foreign or local statute, rule or regulation, Borrower will pay (or will promptly reimburse Lender for the payment of) all such taxes, including, but not limited to, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against liability in connection therewith. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 11.2 shall survive the payment in full of the Obligations and the termination of this agreement.

     11.3. Modification of Agreement: Sale of Interest. Minis Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this agreement, any of the other loan documents, or any of the obligations, or any portion thereof, including, without limitation, borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition. at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were Lender. hereunder and Lender shall be relieved of all obligations hereunder upon any such Assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation. assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee.

     11.4. Severability. Wherever possible. each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.5. Successors and Assigns. This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 11.3 hereof.

     11.6. Cumulative Effect: Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     11.8. Notices. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or two Business Days after deposit in the U.S. mail, postage prepaid, or, in the case of facsimile transmission, when received at the office where the noticed party's telecopier is located, addressed as follows:


           If to Lender:              Barclays Business Credit, Inc.
                                      300 Galleria Parkway, N.W., Suite 800
                                      Atlanta, Georgia 30339
                                      Attention: Loan Administration Manager
                                      Facsimile No.: (404) 859-2483

           With a copy to:            Parker, Hudson, Rainer & Dobbs
                                      1500 Marquis Two Tower
                                      285 Peachtree Center Avenue
                                      Atlanta, Georgia 30303
                                      Attention: C. Edward Dobbs, Esq.
                                      Facsimile No.: (404)522-8409

           If to Borrower:            Tropical Sportswear International
                                      Corporation
                                      2508 Ivy Street
                                      Tampa, Florida 33607
                                      Attention: Mr. Michael Kagan
                                      Facsimile No.: (813) 876-8027

           With a copy to:            Smith, Williams & Bowles
                                      712 South Oregon Avenue
                                      Tampa, Florida 33606
                                      Attention: David Smith, Esq.
                                      Facsimile No.: (813) 254-3459


or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; provided, however, that any notice, request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

     11.9. Lender's Consent. Whenever Lender's consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations the payment of money or any other matter.

     11.10. Credit Inquiries. Borrower hereby authorizes and permits Lender (but Lender shall have no Obligation) to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

     11.11. Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the

     11.12. Entire Agreement: Appendix A and Exhibits. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements understandings and inducements, whether express or implied, oral or written. Appendix A and each of the Exhibits attached hereto are incorporated into this Agreement and by this reference made a part hereof.

     11.13. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     11.14. GOVERNING LAW: CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN ATLANTA, GEORGIA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA: PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN GEORGIA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF GEORGIA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO BEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROVE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT OR REFUSAL THEREOF. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     11.15. WAIVERS BY BORROWER. BORROWER WAIVES (I) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR

COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (II) PRESENTMENT, DEED AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY
TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFERS WHATEVER LENDER MAY DO IN THIS REGARD; (III) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND TENT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, this Agreement has been duly executed in Atlanta, Georgia, on the day and year specified at the beginning of this Agreement.

ATTEST:                      TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION
                             ("Borrower")



/s/Michael Kagan             By:/s/Sharon L. Perdue
-----------------------         ------------------------------
Secretary                       SHARON L. PERDUE, Vice President
[CORPORATE SEAL]


                             ACCEPTED IN ATLANTA, GEORGIA:

                             BARCLAYS BUSINESS CREDIT, INC.
                             ("Lender")

                             By:/s/
                                ------------------------------
                                Title:  Vice President
                                      ------------------------

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 26th day of May, 1995, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302, and SHAWMUT CAPITAL CORPORATION, a Connecticut corporation (hereinafter referred to as "Shawmut") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                    RECITALS:

     Barclays Business Credit, Inc. ("Barclays") and Borrower entered into a certain Loan and Security Agreement dated September 28, 1994 (the "Loan Agreement") pursuant to which Barclays made certain revolving credit and term loans to Borrower. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

     Barclays has assigned to Shawmut, and Shawmut has thereby acquired, all right, title and interest of Barclays in, to and under the Loan Agreement and the other Loan Documents and all of the Obligations.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

          (a) By deleting Section 8.3.2 in its entirety and by substituting the following in lieu thereof:

          8.3.2 Profitability. Achieve Adjusted Net Earnings From Operations each fiscal year of not less than the amount shown below for the period corresponding thereto:


                           Period                             Amount
                           ------                             ------

                  October 2, 1994 through                     $  900,000
                   December 31, 1994

                  October 2, 1994 through                     $3,700,000
                   April 1, 1995

                  October 2, 1994 through                     $3,200,000
                   July 1, 1995

                  October 2, 1994 through                     $4,000,000
                   September 30, 1995

                  October 1, 1995 through                     $1,300,000
                   December 30, 1995

                  October 1, 1995 through                     $3,500,000
                   March 30, 1996

                  October 1, 1995 through                     $5,000,000
                   June 29, 1996

                  October 1, 1995 through                     $6,500,000
                   September 28, 1996

                  September 29, 1996 through                  $1,300,000
                   December 28, 1996

                  September 29, 1996 through                  $3,500,000
                   March 29, 1997


                  September 29, 1996 through                  $5,000,000
                   June 28, 1997

                  September 29, 1996 through                  $6,500,000
                   September 27, 1997

          (b)  By deleting the address for Borrower that is contained in Section
     11.8 of the Loan Agreement and by substituting the following new address for Borrower in lieu thereof:

          (a)  If to Borrower:                  Tropical Sportswear
                                                International Corporation
                                                4902 West Waters Avenue
                                                Tampa, Florida 33634-1302
                                                Attention: Mr. Michael Kagan
                                                Telecopy: (813) 249-4901

     2. REFERENCES TO LENDER OR BARCLAYS. Effective January 31, 1995, any and all references to "Lender" or "Barclays" contained in the Loan Agreement or any of the other Loan Documents shall be deemed to mean Shawmut Capital Corporation and its successors and assigns, and Borrower acknowledges, consents and agrees that from and after the opening of business on February 1, 1995, Shawmut is and shall be deemed to be substituted for Barclays under the Loan Agreement and all of the other Loan Documents.

     3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties and liabilities thereunder.

     4. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Shawmut are duly perfected, first priority security interests and liens; the unpaid principal amount of the Revolver Loans on and as of May 23, 1995, totalled $29,410,583.09; the unpaid principal amount of the Term Loan on and as of May 23, 1995, totalled $2,416,666.69; and the unpaid principal amount of the Equipment Loans on and as of May 23, 1995, totalled $607,500.00

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Shawmut, to induce Shawmut to enter into this Amendment, that, except as set forth in Section 6 below, no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Shawmut prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6. LIMITED WAIVER OF EVENT OF DEFAULT. An Event of Default has occurred under the Loan Agreement as a result of Borrower's failure to meet the profitability covenant contained in Section 8.3.2 for the six-month period ending April 1, 1995. Shawmut hereby waives this Event of Default, but this waiver shall be effective only for the specific Event of Default specified above and in no event shall this waiver be deemed to be a waiver of (a) enforcement of Shawmut's rights with respect to any other Events of Default now existing (and Borrower represents that none exist) or hereafter arising, (b) Borrower's compliance with the other covenants or provisions of the Loan Agreement or (c) Borrower's compliance with Sections
8.3.2 of the Loan Agreement on and after the date hereof. Nothing contained in this Section 6 nor any communications between Shawmut and Borrower shall be a waiver of any rights or remedies Shawmut has or may have against Borrower except as specifically provided herein. Shawmut hereby reserves and preserves all of its rights and remedies against the Borrower under the Loan Agreement and Applicable Law.

     7. EXPENSES OF SHAWMUT. Borrower agrees to pay, on demand, all costs and expenses incurred by Shawmut in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and Fees of Shawmut's legal counsel.

     8. RELEASE OF CLAIMS. To induce Shawmut to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Shawmut, and the officers, directors, agents, employees, successors and assigns of Shawmut from all liabilities, claims, demands, actions or causes or actions of any kind (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown that it now has or ever had against Shawmut arising under or in connection with any of the Loan Documents or otherwise.

     9. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Shawmut in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

     12. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     13. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                    TROPICAL SPORTSWEAR
                                           INTERNATIONAL CORPORATION
                                           ("Borrower")


                                           By: /s/Sharon L. Perdue
------------------------------                 ------------------------------
Secretary                                      Title: Vice President
 [CORPORATE SEAL]                                    ------------------------

                                           Accepted in Atlanta, Georgia:

                                           SHAWMUT CAPITAL CORPORATION

                                           By:
                                               ------------------------------
                                               Title:
                                                     ------------------------
                           CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Shawmut hereby (i) acknowledge receipt of a copy of the foregoing First Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such First Amendment to Loan and Security Agreement.

ATTEST:                              APPAREL INTERNATIONAL GROUP, INC.


                                     By:/s/Sharon L. Perdue
------------------------------          ------------------------------
Secretary
 [CORPORATE SEAL]                       Title:  Vice President
                                              ------------------------
ATTEST:
                                     By:/s/Sharon L. Perdue
------------------------------          ------------------------------
Secretary
 [CORPORATE SEAL]                       Title:  Vice President
                                              ------------------------

                  SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this Amendment") is made and entered into as of the 1st day of October, 1995, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302, and SHAWMUT CAPITAL CORPORATION, a Connecticut corporation (hereinafter referred to, together with its successors and assigns, as "Lender") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                              RECITALS:

     Borrower and Lender are parties to a certain Loan and Security Agreement dated September 28, 1994, (as amended, the "Loan Agreement"), which was amended by a certain First Amendment to Loan and Security Agreement dated May 26, 1995, pursuant to which Lender has made and may continue to make from time to time certain revolving credit and term loans to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

          (a) By deleting the last sentence of Section 6.2.1 of the Loan Agreement and by substituting in lieu thereof the following:

          If requested by Lender at any time after the Factoring Agreement has been terminated, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

          (b) By deleting the last sentence of Section 6.2.5 of the Loan Agreement and by substituting in lieu thereof the following:

          Upon termination of the Factoring Agreement, Borrower shall establish a lockbox arrangement in form and substance satisfactory to Lender.

          (c) By deleting Section 6.2.6 in its entirety and by substituting in lieu thereof the following:

               6.2.6. Collection of Accounts: Proceeds of Collateral. Borrower shall instruct Factor to remit payment with respect to all amounts at any time payable to Borrower from Factor under the Factoring Agreement to the Depository Account, and Borrower hereby irrevocably authorizes Lender to transfer all credit balances in the Depository Account to the Obligations in accordance with the terms of this Agreement. Any remittances received by Borrower from an Account Debtor with respect to any Accounts (other than Factored Accounts), together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and (except to the extent such remittances relate to Factored Accounts) Borrower shall immediately deposit same in kind in the Dominion Account. Lender retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrower.

          (d) By deleting Section 6.2.7 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               6.2.7. Information Regarding Factoring Agreement. Borrower shall promptly provide Lender with copies of all reports, statements of account and other communications received by Borrower from Factor with reference to the Factoring Agreement, including, without limitation, all Factor Status Statements, all notices of default or termination, and all amendments thereto. Borrower shall identify to Lender each month the Client Risk Accounts and amount thereof. Borrower shall provide to Lender on a daily basis a Due From, Factor Report, together with copies of all data and other information requested by Lender from which such Due From Factor Reports are derived.

          (e) By deleting the reference to "proceeds" that is contained in
Section 6.4.2 of the Loan Agreement and by substituting a reference to "Net Proceeds" in lieu thereof.

          (f) By adding the following additional event of default to Section
10.1 of the Loan Agreement to read as follows:

               10.1.21 Factoring. Any default or event of default shall occur under or Borrower shall default in the observance or performance of any term, covenant, condition or agreement contained in the Factoring Agreement, the Factor Intercreditor Agreement or the Factor Assignment Agreement and such default shall continue beyond any applicable grace period.

          (g) By deleting the definition of "Borrowing Base" contained in Appendix A to the Loan Agreement and by substituting in lieu thereof the following:

          Borrowing Base - at any date of determination thereof, an amount equal to the lesser of:

             (i)  $40,000,000; or

             (ii) an amount equal to:

               (a) the sum of: (1) 90% of the Factor Credit Balances on such date minus the amount of overbilling, and (2) 85% of the Client Risk Accounts which would be Eligible Accounts on the date of determination if such Accounts were not Factored Accounts;

                                   PLUS

               (b) 85% of the net amount of Eligible Accounts outstanding on such date;

                                   PLUS

               (c) the least of (1) $22,500,000, (2) during the month of December, January and February, 80% the value of Eligible Inventory at such date, or (3) at any date (other than the months of December, January and February), 60% of the value of Eligible Inventory at such date, calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis;

             MINUS (subtract from the sum of clauses
             (a), (b) and (c) above)

             (d) an amount equal to the sum of (1) any amounts received by Lender from the Life Insurance Assignment and applied to the Obligations, (2) the Factor Reserve on such date and (3) the Availability Reserve on such date.

             For purposes hereof, the "net amount" when used with reference to any Account shall mean the face amount of such Account less any and all returns, rebates, discounts (which may, at Lender's option be calculated on shortest terms), overbillings, credits, allowances or excise or sales taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Account at such date.

          (h) By deleting the definitions of "Client Risk Account," "Depository Account," "Due From Factor Report," "Factor Assignment Agreements," "Factor Intercreditor Agreements," "Factor Reserve," "Factored Account," "Factor Status Statement" and "Factoring Agreements" from Appendix A to the Loan Agreement and by substituting the following definitions in lieu thereof:

               Client Risk Account - a Factored Account with respect to which Borrower bears the Credit Risk.

               Depository Account - the depository account established and owned by Lender with Harris Trust and Savings Bank in Chicago, Illinois, and to which Factor shall remit all sums payable by Factor to Borrower under the Factoring Agreement.

               Due From Factor Report - a report prepared by Borrower on a daily basis that reflects the amount of Factored Accounts on such date.

               Factor Assignment Agreement - the Assignment of Factoring of Proceeds dated as of October 1, 1995, between Borrower and Lender, and consented to by Factor, pursuant to which, among other things, Borrower has collaterally assigned to Lender and Factor has acknowledged the assignment to Lender of, all sums at any time or times due or to become due from Factor under the Factoring Agreement.

               Factor Intercreditor Agreement - the Factor Intercreditor Agreement dated as of October 1, 1995, between Factor and Lender by which, among other things, such parties have established the relative priorities of their Liens with respect to Borrower's Accounts.

               Factor Reserve - the amount which at any time may be charged to Borrower under the Factoring Agreement or withheld from sums otherwise due to Borrower under the Factoring Agreement, including without limitation, interest, fees, commissions, ledger debt and other charges due Factor under the Factoring Agreement and the amount of any actual or anticipated disputes or claims arising with respect to any Factored Account.

               Factored Account - an Account factored by Factor under the Factoring Agreement.

               Factor Status Statement - an account current statement or similar report issued by Factor on a monthly basis under the Factoring Agreement and setting forth the status of the Factored Accounts under the Factoring Agreement.

               Factoring Agreement - that certain Factoring Agreement dated as of October 1, 1995 between Borrower and Factor.

          (i) By deleting the definition of "Amount Due From Factor" from Appendix A to the Loan Agreement and by substituting in lieu thereof the following:

               Factor Credit Balances - on any date of determination thereof, an amount equal to the aggregate of all outstanding Factored Accounts with respect to which Factor bears the Credit Risk on such date, minus the sum of any fees, commissions or other charges due from Borrower to Factor on such date under the Factoring Agreement, including, without limitation, any deductions for credit loss sharing, which amount, on any date of determination thereof, shall be deemed to be, when the date of determination is the date of a Factor Status Statement, the amount reflected on such Factor Status Statement as the aggregate balance standing to the credit of Borrower, and when the date of determination is any other date, an amount equal to the aggregate balances standing to the credit of Borrower as reflected on the Due From Factor Report delivered to Lender by Borrower on such date, or, in the absence of the delivery of a Due From Factor Report on any date, an amount determined by Lender in its sole and absolute discretion.

          (j) By adding the following new definitions to Appendix A to the Loan Agreement in proper alphabetical sequence:

               Credit Risk - as defined in the Factoring Agreement.

               Factor - Heller Financial, Inc., a Delaware Corporation.

     3. Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrowers covenants, duties and liabilities thereunder.

     4. Acknowledgements and Stimulations. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; the unpaid principal amount of the Revolver Loans on and as of September 20, 1995, totalled $25,645,456.81; the unpaid principal amount of the Term Loan on and as of September 20, 1995, totalled $2,083,333.37; and the unpaid principal amount of the Equipment Loans on and as of September 20, 1995, totalled $750,500.

     5. Representations and Warranties. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof other than Events of Default arising from the breach by Borrower of the tangible net worth covenant set forth in Section
8.3.1 of the Loan Agreement for the periods ending July 1, 1995, July 29, 1995 and

September 2, 1995 and as of the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6. Expenses of Lender. Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable attorney's fees of Lender's legal counsel.

     7. Release of Claims. To induce Lender to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Lender, and the officers, directors, agents, employees, successors and assigns of Lender from all liabilities, claims, demands, actions or causes or actions of any kind (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown that it now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise.

     8. Effectiveness: Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta. Georgia whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

     11. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     12. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

                                        TROPICAL SPORTSWEAR
                                        INTERNATIONAL CORPORATION
ATTEST:                                 ("Borrower")

/s/                                     By:  /s/ Sharon L. Perdue
-------------------------                   ------------------------------------
Secretary                                   Title: Sr. Vice President of Finance
[CORPORATE SEAL]                                   -----------------------------

                                        Accepted in Atlanta, Georgia:

                                        SHAWMUT CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:
                                                  ------------------------------


                          CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Second Amendment to Loan and Security Agreement.

ATTEST:                                      APPAREL INTERNATIONAL GROUP, INC.

/s/ Michael Kagan                               By:/s/Sharon L. Perdue
---------------------------                     ------------------------------
Secretary                                       Title: Vice President
[CORPORATE SEAL]                                      ------------------------


ATTEST:                                      TROPICAL ACQUISITION COMPANY

/s/ Michael Kagan                               By:/s/ Sharon L. Perdue
---------------------------                     ------------------------------
Secretary                                       Title: Vice President
[CORPORATE SEAL]                                      ------------------------

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 4th day of December, 1995, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; and SHAWMUT CAPITAL CORPORATION, a Connecticut corporation (hereinafter referred to, together with its successors and assigns, as "Lender") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                    RECITALS:

     Lender and Borrower are parties to a certain Loan and Security Agreement dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, and that certain Second Amendment to Loan and Security Agreement dated as of October 1, 1995, between Lender and Borrower (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made and may from time to time hereafter make loans and other extensions of credit to Borrower.

     The parties desire to further amend the Loan Agreement as hereinafter set forth;

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follow:

          (a) By adding the following new Sections 1.3 and 1.4 to the Loan
Agreement:

          1.3. Letters of Credit. Lender agrees, during the term of this Agreement and for so long as no Default or Event of Default exists, to endeavor to procure from Issuer one or more Letters of Credit on Borrower's request therefor, subject to the following terms and conditions:

               (i) Borrower acknowledges that Issuer's willingness to issue any Letter of Credit is conditioned upon Issuer's receipt of (A) the LC Guaranty duly executed and delivered to Issuer by Lender, (B) an LC Application with respect to the requested Letter of Credit and (C) such other instruments and agreements as Issuer may customarily require for the issuance of a letter of credit of equivalent type and amount as the requested Letter of Credit. Lender shall have no obligation to execute any LC Guaranty or to join with Borrower in executing an LC Application unless
     (x) Lender receives from Borrower, at least two (2) Business Days prior to the date on which Borrower desires to submit such LC Application to Issuer, an LC Request and (y) each of the LC Conditions is satisfied on the date of Lender's receipt of the LC Request. Any Letter of Credit issued on the date hereof shall be for an amount in U.S. Dollars that is greater than $250,000.

               (ii) In no event shall Lender have any liability or obligation to Borrower for any failure or refusal by Issuer to issue, for Issuer's delay in issuing, or for any error of Issuer in issuing any Letter of Credit.

               (iii) Borrower agrees to reimburse Issuer for any draw under any Letter of Credit immediately upon demand, and to pay Issuer the amount of all other liabilities and obligations payable to Issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right that Borrower may have at any time against Issuer or any other Person. If Lender shall pay any amount under the LC Guaranty with respect to any Letter of Credit, then Borrower shall pay to Lender, in U.S. Dollars on the first Business Day following the date on which payment was made by Lender under such LC Guaranty, an amount equal to the U.S. Dollar amount paid by Lender under such LC Guaranty at the time of Lender's payment under such LC Guaranty, together with interest from and after the date of Lender's payment under such LC Guaranty until payment in full is made by Borrower at the variable rate per annum in effect from time to time hereunder for Revolver Loans.

               (iv) Borrower assumes all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary thereof. The obligation of Borrower to reimburse Lender for any payment made by Lender under the LC Guaranty shall be unconditional and irrevocable and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit, the existence of any claim, setoff, defense or other right which Borrower may have at any time against a beneficiary of any Letter of Credit, or an untimely or improper honor by Issuer of any draw request under a Letter of Credit. Without limiting the generality of the foregoing, if presentation of a demand, draft, certificate or other document does not comply with the terms of a Letter of Credit and Borrower contends that, as a consequence of such noncompliance it has no obligation to reimburse Issuer for any payment made with respect thereto, Borrower shall nevertheless be obligated to reimburse Lender for any payment made under the LC Guaranty with respect to such Letter of Credit, but without waiving any claim Borrower may have against Issuer in connection therewith.

               (v) If any LC Obligations, whether or not then due or payable, shall for any reason be outstanding (i) at any time that an Event of Default exists, (ii) any date on which Availability is less than zero, or
     (iii) on the effective date of termination of this Agreement pursuant to
     Section 4 hereof, Borrower, upon the request of Lender, shall deposit with Lender, in cash, an amount equal to the maximum aggregate amount of all LC Obligations then outstanding. Such cash shall be held by

     Lender as security for the LC Obligations in a cash collateral account
     (the "Cash Collateral Account") bearing interest at the then applicable money market rates for deposits for like amount and tenor and maintained at such financial institution as Lender shall from time to time designate. Such Cash Collateral Account shall be in the name of Lender (as a cash collateral account) and be under the sole dominion and control of Lender. Borrower hereby pledges, and grants to Lender a security interest in, all such cash held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of the LC Obligations, whether or not then due or payable. From time to time after funds are deposited in the Cash Collateral Account, Lender may apply such funds then held in the Cash Collateral Account to the payment of any amounts, in such order as Lender may elect, as shall be or shall become due and payable by Borrower to Lender with respect to the LC Obligations which may then be outstanding. Neither Borrower nor any other Person claiming by, through or under or on behalf of Borrower shall have any right to withdraw any of the funds held in the Cash Collateral Account, including any accrued interest, provided that upon termination of all Letters of Credit and the payment and satisfaction of the LC Obligations, any funds remaining in the Cash Collateral Account shall be returned to Borrower unless an Event of Default then exists (in which event Lender may apply such funds to the payment of any other Obligations outstanding). All interest earned upon the Cash Collateral Account shall be the Property of Borrower, but shall be subject to the security interest therein held by Lender.

               (vi) No Letter of Credit shall be extended or amended in any respect that is not solely ministerial, unless all of the LC Conditions are met as though a new Letter of Credit were being requested and issued.

          1.4. Indemnification. In addition to any other indemnity which Borrower may have to Issuer or Lender under this Agreement, any of the other Loan Documents or any of the LC Documents and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify Issuer and Lender from and to defend and hold Issuer and Lender harmless against any and all claims, liabilities, losses, costs and expenses (including reasonable attorneys' fees and expenses) which Issuer or Lender may (other than as the result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (i) the issuance of, payment or failure to pay or any performance or failure to perform under any Letter of Credit or LC Guaranty or (ii) any suit, investigation or proceeding as to which Issuer or Lender is or may become a party to as a consequence, directly or indirectly, of the issuance of any Letter of Credit, any LC Guaranty or the payment or failure to pay thereunder. This indemnity shall survive payment in full of the Obligations and termination of this Agreement.

          (b) By deleting Section 2.2 of the Loan Agreement in entirety and by substituting in lieu thereof the following:

          2.2. Computation of Interest and Fees. Interest, LC Guaranty fees and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) after receipt by Lender of such items in Lender's account at Harris Trust & Savings Bank located in Chicago, Illinois, and Lender shall be deemed to have received such item of payment on the date specified in Section 3.4 hereof.

          (c) By adding after the last sentence of Section 2.8 of the Loan Agreement the following:

     If, in any month, the effective rate of interest hereunder would have exceeded the Maximum Rate, then the effective interest rate for that month shall be the Maximum Rate, and, if in future months the effective interest rate would otherwise be less than the Maximum Rate, then the effective interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate.

          (d) By adding new Section 2.9 to the Loan Agreement as follows:

          2.9. LC Guaranty Fees. In addition to Borrower's obligation to pay to Issuer all fees and normal and customary charges associated with the issuance and administration of each Letter of Credit, Borrower shall pay to Lender, for Lender's LC Guaranty of each Letter of

     Credit, a fee equal to 2.5% per annum of the aggregate face amount of such Letter of Credit outstanding from time to time during the term of this Agreement, and an additional fee equal to 2.5% per annum of the face amount of such Letter of Credit payable upon each renewal and each extension thereof, which fees and shall be deemed fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit, shall be payable on the date of issuance of such Letter of Credit and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

          (e) By deleting Section 4.2.2 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

          4.2.2. Termination by Borrower. Upon at least 90 days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination by Borrower shall be effective until Borrower has paid all of the Obligations in immediately available federal funds and each Letter of Credit and LC Guaranty has expired or has been cash collateralized to Lender's satisfaction. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

          (f) By deleting the first sentence of Section 4.2.4 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

          4.2.4. Effect of Termination. All of the Obligations (including, without limitation, the Term Loan and each Equipment Loan) shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement, and on the effective date of any termination (whether by Lender or Borrower) Lender shall have no obligation to make my Loans, join in any LC Application or issue any LC Guaranty to or for the direct or indirect benefit of Borrower.

          (g) By deleting the reference to "and" at the end of subsection (vii) of Section 7.1.8 of the Loan Agreement, by deleting the period and adding references to a comma and "and" at the end of subsection (viii) of Section 7.1.8 and by adding a new subsection (ix) to Section 7.1.8 of the Loan Agreement as follows:

          (ix) There are no restrictions on Borrower's right to assign to Lender the right to payment represented by the Account or any Lien upon the Account.

          (h) By adding a new Section 8.1.9 to the Loan Agreement as follows:

          8.1.9. License Agreements. Keep each License Agreement in full force and effect for so long as Borrower has any Inventory the manufacture, sale or distribution of which is in any manner governed by or subject to such License Agreement.

          (i) By adding a new Section 9.6 to the Loan Agreement as follows:

          9.6. Conditions Precedent to Execution of LC Application. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under other sections of this Agreement, Lender shall not be required to execute any LC Application requested by Borrower, unless and until each of the following conditions has been and continues to be satisfied:

               9.6.1. Letter of Credit Documentation. Issuer shall have received, in form and substance satisfactory to Issuer and its counsel, duly executed LC Documents with respect to the Letters of Credit requested to be issued by Issuer.

               9.6.2. LC Request. Lender shall have received a LC Request from a Borrower.

               9.6.3. LC Conditions. Each of the LC Conditions shall have been satisfied.

                9.6.4. Satisfaction of Other Conditions. Each of the conditions set forth in Section 9.2 and Section 9.4 hereof shall have been satisfied.

          (j) By deleting Section 10.3.5 of the Loan Agreement and by substituting in lieu thereof the following:

          10.3.5. The right to require Borrower to deposit with Lender funds equal to the LC Obligations and, if Borrower fails promptly to make such deposit, Lender may advance such amount as a Revolver Loan (whether or not an Overadvance exists or is created thereby). Any such deposit or advance shall be held by Lender as a reserve to fund future payments on the LC Guaranty. At such time as the LC Guaranty been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

          (k) By deleting the definitions of "Availability Reserve," "Average Monthly Revolver Balance," "Obligations," and "Solvent" from Appendix A to the Loan Agreement and by substituting the following new definitions in lieu thereof in proper alphabetical sequence:

          Availability Reserve - on any date of determination thereof, an amount equal to the sum of ti) a reserve for general inventory shrinkage, whether as a result of theft or otherwise, that is determined by Lender from time to time in its sole credit judgment based upon Borrower's historical losses due to such shrinkage; (ii) the aggregate amount of all customer credits issued by Borrower for future merchandise purchases and outstanding at such time; (iii) all amounts of past due rent or other charges owing at such time by Borrower to any landlord of any premises where any of the Collateral is located; (iv) any amounts which Borrower is obligated to pay pursuant to the provisions of the Loan Documents but does not pay when due and which Lender elects to pay pursuant to any of the Loan Documents for the account of Borrower; (v) the LC Obligations outstanding; and (vi) for so long as any Event of Default exists, such additional reserves as Lender in its sole and absolute discretion may elect to impose from time to time, without waiving any such Event of Default or Lender's entitlement to accelerate the maturity of the Obligations as a consequence thereof.

          Average Monthly Revolver Loan Balance - for any month, the amount obtained by adding the aggregate of the unpaid balance of the Revolver Loans and all LC Obligations outstanding at the end of each day during the month in question and by dividing such sum by the number of days in such month that the Agreement is in effect.

          Obligations - all Loans, the LC Obligations and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise and whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, joint or several, now existing or hereafter arising and however acquired.

          Solvent - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

          (1) By adding the following new definitions to Appendix A to the Loan Agreement in proper alphabetical sequence:

          Bankruptcy Code - title 11 of the United States Code.

          Issuer - Shawmut Bank Connecticut, National Association, and its successors.

          LC Application - an application to Issuer, in the form approved by Issuer and duly executed by Borrower and Lender as co-applicants, for the issuance of a Letter of Credit.

          LC Conditions - the following conditions, the satisfaction of each of which is required before Lender shall be obligated to execute any LC Application in connection with a request for the issuance of a Letter of Credit: (i) no Default or Event of Default exists; (ii) after giving effect to the issuance of the requested Letter of Credit and each Letter of Credit for which an LC Application has been signed by Lender, the LC Obligations would not exceed $500,000 and no Overadvance would exist; (iii) the expiry date of the Letter of Credit does not extend beyond the earlier to occur of 365 days from the date of issuance or 30 days prior to the last day of the Original Term or of any effective Renewal Term; and (iv) the currency in which payment is to be made under the Letter of Credit is U.S. Dollars.

          LC Documents - any and all agreements, instruments and documents (other than an LC Application or an LC Guaranty) required by Issuer to be executed by Borrower or any other Person and delivered to Issuer for the issuance of a Letter of Credit.

          LC Guaranty - a guaranty executed by Lender in favor of Issuer pursuant to which Lender shall guarantee the payment or performance by Borrower of Borrower's reimbursement obligation under each Letter of Credit in respect of which Lender has joined with Borrower in executing an LC Application.

          LC Obligations - on any date of determination thereof, an aggregate U.S. Dollar amount equal to (i) all amounts which Lender has theretofore paid to Issuer under the LC Guaranty and for which Lender has not received reimbursement under Section 1.3(iii) hereof, plus (ii) the aggregate undrawn amount of all Letters of Credit then outstanding or to be issued by Issuer under an LC Application theretofore submitted to Issuer.

          LC Request - a written request from Borrower to Lender for Lender to join with Borrower in the execution of an LC Application for the issuance of a Letter of Credit, which request shall specify the identity and address of the intended beneficiary of the requested Letter of Credit, the purpose for issuance of the requested Letter of Credit, the proposed amount and expiry date of the requested Letter of Credit, the conditions to payment under the requested Letter of Credit, and whether the requested Latter of Credit may be drawn upon in a single or multiple draws.

          Letter of Credit - a standby or documentary letter of credit issued by Issuer for the account of Borrower.

     3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties and liabilities thereunder.

     4. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolver Loans on and as of November 29, 1995, totalled $17,304,963.01, the unpaid principal amount of the Term Loan on and as of November 29, 1995, totalled $1,916,666.71, and the unpaid principal amount of the Equipment Loans on and as of November 29, 1995, totalled $723,733.34.

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof other than Events of Default arising from the breach by Borrower of (a) the tangible net worth covenant set forth in
Section 8.3.1 of the Loan Agreement for the periods ending July 1, 1995, July 29, 1995, September 2, 1995, September 30, 1995, November 4, 1995 and December 2, 1995 and as of the date hereof, and (b) the Debt

Service Coverage Ratio set forth in Section 8.3.3 of the Loan Agreement for the fiscal year ending September 30, 1995 and (c) the profitability covenant set forth in Section 8.3.2 of the Loan Agreement for the fiscal year ending September 30, 1995; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6. EXPENSES OF LENDER. Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable fees of Lender's legal counsel.

     7. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, any of the Other Agreements, any of the Security Documents or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

     10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     11. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED
OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER

NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

     12. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                  TROPICAL SPORTSWEAR INTERNATIONAL
                                         CORPORATION ("Borrower")
 /s/ Michael Kagan
---------------------------              By: /s/ Sharon L. Perdue
Secretary                                   ------------------------------------
[CORPORATE SEAL]                            Title: SR. VICE PRESIDENT OF FINANCE
                                                  ------------------------------

                                         Accepted in Atlanta, Georgia:

                                         SHAWMUT CAPITAL CORPORATION
                                         ("Lender")

                                         By: /s/ Elizabeth L. Waller
                                            ------------------------------------
                                            Title:  VICE PRESIDENT
                                                  ------------------------------


                         CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Third Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such first written above.

ATTEST:                              TROPICAL ACQUISITION CORPORATION


/s/ Michael Kagan                       By:/s/Sharon L. Perdue
----------------------------            ------------------------------
Secretary                               Title:SR. VICE PRESIDENT OF FINANCE
[CORPORATE SEAL]                              ------------------------

ATTEST:                              APPAREL INTERNATIONAL GROUP,
                                      INC.

/s/ Michael Kagan                       By/s/SHARON L. PERDUE
----------------------------            ------------------------------
Secretary                               Title:SR. VICE PRESIDENT OF FINANCE
[CORPORATE SEAL]                              ------------------------

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 18th day of January, 1996, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302, and FLEET CAPITAL CORPORATION f/k/a Shawmut Capital Corporation, a Connecticut corporation (hereinafter referred to as "Lender") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                   RECITALS:

     Lender and Borrower are parties to a certain Loan and Security Agreement dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, that certain Second Amendment to Loan and Security Agreement dated October 1, 1995, and that certain Third Amendment to Loan and Security Agreement dated December 4, 1995, between Lender and Borrower (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made and may from time to time hereafter make loans and other extensions of credit to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENTS TO AGREEMENT. The Loan Agreement is hereby amended as follows:

     (a)  By adding the following sentence to the end of Section 1.1 of the Loan
Agreement:

     Borrower may request from time to time that Lender release all or any portion of the Availability Reserve in an aggregate amount of up to $1,500,000, in Lender's sole discretion. If any portion of the Availability Reserve is released by Lender in its sole discretion and, advanced to Borrower in the form of Revolver Loans in a manner consistent with the terms of this Agreement, then such Revolver Loans shall not constitute Overadvances.

     (b) By adding the following new sentence to the end of Section 2.7 of the Loan Agreement:

     Borrower acknowledges and agrees that Lender may charge such costs, fees and expenses to Borrower based upon Lender's good faith estimate of such costs, fees and expenses as they are incurred by Lender.

     (c) By deleting the proviso contained in Section 3.2.1 of the Loan Agreement and by substituting the following in lieu thereof:

     ; provided, however, that if an Overadvance shall exist at any time, Borrower shall, ON DEMAND, repay the Overadvance and such Overadvance shall bear interest as provided in this Agreement for Revolver Loans generally or at such higher rate of interest that Lender may elect as a condition to its willingness to honor such Overadvance.

     (d) By deleting Sections 8.3.1, 8.3.2 and 8.3.3 of the Loan Agreement in their entirety and by substituting the following in lieu thereof:

          8.3.1. Tangible Net Worth. Maintain at all times Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:


             Period                               Amount
             ------                               ------

     Closing Date through                         $12,800,000
      December 30, 1994

     December 31, 1994 through                    $13,100,000
      March 31, 1995

     April 1, 1995 through                        $14,500,000
      June 30, 1995

     July 1, 1995 through                         $15,600,000
      September 29, 1995

     September 30, 1995 through                   $14,600,000
      December 29, 1995

     December 30, 1995 through                    $14,250,000
      March 29, 1996

     March 30, 1996 through                       $14,600,000
      June 28, 1996

     June 29, 1996 through                        $14,800,000
      September 27, 1996


     September 28, 1996 through                   $15,000,000
      December 27, 1996

     December 28 1996 through                     $16,000,000
      March 28, 1997

     March 29, 1997 through                       $17,000,000
      June 27, 1997

     June 28, 1997 and                            $18,000,000
      thereafter

          8.3.2. Profitability. Achieve Adjusted Net Earnings From Operations each fiscal year of not less than the amount shown below for the period corresponding thereto Period

     October 2, 1994 through                    $    900,00
      December 31, 1994

     October 2, 1994 through                    $  3,700,00
      April 1, 1995

     October 2, 1994 through                    $  3,200,00
      July 1, 1995

     October 2, 1994 through                    $ 4,000,000
      September 30, 1995

     October 1, 1995 through                    $(1,400,000)
      December 30, 1995

     October 1, 1995 through                    $  (375,000)
      March 30, 1996

     October 1, 1995 through                    $   250,000
      June 29, 1996

     October 1, 1995 through                    $   865,000
      September 28, 1996

     September 29, 1996 through                 $ 1,300,000
      December 28, 1996

     September 29, 1996 through                 $ 3,500,000
      March 29, 3997

     September 29, 1996 through                 $ 5,000,000
      June 28, 1997

     September 29, 1996 through                 $ 6,500,000
      September 27, 1997

          8.3.3. Debt Service Coverage Ratio. Maintain a Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:


             Period                               Ratio
             ------                               -----

     October 2, 1994 through                        .10 to 1.0
      December 31, 1994

     October 2, 1994 through                       1.30 to 1.0
      April 2, 1995

     October 2, 1994 through                        1.3 to 1.0
      July 1, 1995

     October 2, 1994 through                        1.3 to 1.0
      September 30, 1995

     October 1, 1995 through                    Not Applicable
      December 30, 1995

     October 1, 1995 through                    Not Applicable
      March 30, 1996

     October 1, 1995 through                    Not Applicable
      June 29, 1996

     October 1, 1995 through                         .5 to 1.0
      September 28, 1996

     September 29, 1996 through                    1.30 to 1.0
      December 28, 1996

     September 29, 1996 through                     1.3 to 1.0
      March 29, 1997

     September 29, 1996 through                    1.30 to 1.0
      June 28, 1997

     September 29, 1996 through                    1.30 to 1.0
      September 27, 1997

     (e) By deleting the definition of "Availability Reserve" that is set forth in Appendix A of the Loan Agreement and by substituting the following in lieu thereof:

          Availability Reserve - on any date of determination thereof, an amount equal to the sum of (i) a reserve for general inventory shrinkage, whether as a result of theft or otherwise, that is determined by Lender from time to time in its sole credit judgment based upon Borrower's historical losses due to such shrinkage; (ii) the aggregate amount of all customer credits issued by Borrower for future merchandise purchases and outstanding at such time; (iii) all amounts of past due rent or other charges owing at such time by Borrower to any landlord of any premises where any of the Collateral is located; (iv) any amounts which Borrower is obligated to pay pursuant to the provisions of the Loan Documents but does not pay when due and which Lender elects to pay pursuant to any of the Loan Documents for the account of Borrower; (v) the LC Obligations outstanding; (vi) for so long as any Event of Default exists, such additional reserves as Lender in its sole and absolute discretion may elect to impose from time to time, without waiving any such Event of Default or Lender's entitlement to accelerate the maturity of the Obligations as a consequence thereof; and
     (vii) $1,500,000.

     3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties and liabilities thereunder.

     4. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolver Loans on and as of January 17, 1996, totalled $22,111,378.45 and the unpaid principal amount of the Term Loan on and as of January 17, 1996, totalled $2,850,966.73.

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that, except as set forth in Section 6 below, no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6. LIMITED WAIVER OF EVENTS OF DEFAULT. The following Events of Default have occurred and continue to exist under the Loan Agreement: (a) Borrower has breached the Tangible Net Worth covenant that is set forth in Section 8.3.1 of the Loan Agreement for the periods ending July 1, 1995, July 29, 1995, September 2, 1995, September 30, 1995, November 4, 1995, December 2, 1995 and December 30, 1995; (b) Borrower has breached the profitability covenant that is set forth in
Section 8.3.2 of the Loan Agreement for the fiscal year ending September 30, 1995 and for the fiscal quarter of Borrower ending December 30, 1995; (c) Borrower has breached the Debt Service Coverage Ratio that is set forth in

Section 8.3.3 of the Loan Agreement for the fiscal quarter of Borrower ending December 30, 1995; and (d) Borrower has failed to deliver audited financial statements of Borrower for the fiscal year ending September 30, 1995, within 90 days after such date as required by Section 8.1.3(i) of the Loan Agreement (collectively, the "Designated Defaults"). Borrower represents and warrants that the Designated Defaults are the only Defaults or Events of Default that exist under the Loan Agreement and the other Loan Documents as of the date hereof. Lender hereby waives those Designated Defaults in existence on the date hereof. In no event shall any such waiver be deemed to be a waiver of (a) any Default or Event of Default other than Designated Defaults in existence on the date of this Agreement or (b) Borrower's obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof. If Borrower shall fail to deliver audited financial statements to Lender for the fiscal year of Borrower ending September 30, 1995 on or before January 30, 1996, then such failure shall constitute an Event of Default under the Loan Agreement.

     7. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable fees of Lender's legal counsel.

     8. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. NO NOVATION. ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

     11. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     12. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

     13. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

                                TROPICAL SPORTSWEAR INTERNATIONAL
ATTEST:                         CORPORATION ("Borrower")

/s/ Michael Kagan                  By:/s/Sharon L. Perdue
----------------------             ------------------------------------
Secretary
[CORPORATE SEAL]                   Title: SR. VICE PRESIDENT OF FINANCE
                                         ------------------------------
                                Accepted in Atlanta, Georgia:

                                FLEET CAPITAL CORPORATION
                                f/k/a Shawmut Capital
                                Corporation ("Lender")

                                By:   Elizabeth L. Waller
                                   ------------------------------------

                                   Title:  Vice President
                                         ------------------------------


                      [Signatures continued on next page]

                            CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Fourth Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Fourth Amendment to Loan and Security Agreement.


ATTEST:                              APPAREL INTERNATIONAL GROUP, INC.

 /s/ Michael Kagan
---------------------------          By:/s/Sharon L. Perdue
Secretary                               --------------------------------
[CORPORATE SEAL]                        Title: SR. VICE PRESIDENT
                                              --------------------------

ATTEST:                              TROPICAL ACQUISITION COMPANY

 /s/ Michael Kagan
---------------------------          By:/s/Sharon L. Perdue
Secretary                               --------------------------------
[CORPORATE SEAL]                        Title: SR. VICE PRESIDENT
                                              --------------------------

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 27th day of February, 1996, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida CORPORATION (HEREINAFTER REFERRED TO AS "BORROWER") WITH its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, FLORIDA 33634-1302, AND FLEET CAPITAL CORPORATION f/k/a Shawmut Capital Corporation, a Connecticut corporation (hereinafter referred to as "Lender") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                   RECITALS:

     Lender and Borrower are parties to a certain Loan and Security Agreement dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, that certain Second Amendment to Loan and Security Agreement dated October 1, 1995, that certain Third Amendment to Loan and Security Agreement dated December 4, 1995, and that certain Fourth Amendment to Loan and Security Agreement dated January 18, 1996, between Lender and Borrower (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made and may from time to time hereafter make loans and other extensions of credit to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENTS TO AGREEMENT. The Loan Agreement is hereby amended as follows:

     (a) By deleting Section 2.9 of the Loan Agreement in its entirety and by substituting the following new Section 2.9 in lieu thereof:

          2.9. LC Guaranty Fees. In addition to Borrower's obligation to pay to Issuer all fees and normal and customary charges associated with the issuance and administration of each Letter of Credit, Borrower shall pay to Lender (i) for Lender's LC Guaranty of each Documentary Letter of Credit, a fee equal to 2.0% per annum of the aggregate face amount of such Documentary Letter of Credit outstanding from time to time during the term of this Agreement, and an additional fee equal to 2.0% per annum of the face amount of such Documentary Letter of Credit payable upon each renewal thereof and each extension thereof and (ii) for Lender's LC Guaranty of each Standby Letter of Credit, a fee equal to 2.5% per annum of the aggregate face amount of such Standby Letter of Credit outstanding from time to time during the term of this Agreement, and an additional fee equal to 2.5% per annum of the face amount of such Standby Letter of Credit payable upon each renewal thereof and each extension thereof. All such fees and charges shall be deemed fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit, and shall be payable on the date of issuance of such Letter of Credit and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

     (b) By deleting the definition of "Borrowing Base" that is contained in Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

          Borrowing Base - at any date of determination thereof, an amount equal to the lesser of:

               (i)  $40,000,000 minus the LC Obligations at such date; or

               (ii) an amount equal to:

                    (a) the sum of: (1) 90% of the Factor Credit Balances on such date minus the amount of overbilling, and (2) 85% of the Client Risk Accounts which would be Eligible Accounts on the date of determination if such Accounts were not Factored Accounts;

                                      PLUS

                    (b) 85% of the net amount of Eligible Accounts outstanding on such date;

                                      PLUS

                    (c) the least of (1) $22,500,000, (2) during the month of December, January and February, 80% of the value of Eligible Inventory at such date, or (3) at any date (other than the months of December, January and February), 60% of the value of Eligible Inventory at such date, calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis;

                    MINUS (subtract from the sum of clauses (a), (b) and (c) above)

                    (d) an amount equal to the sum of (1) any amounts received by Lender from the Life Insurance Assignment and applied to the Obligations, (2) the Factor Reserve on such date and (3) the Availability Reserve on such date.

                    For purposes hereof, the "net amount" when used with reference to any Account shall mean the face amount of such Account less any and all returns, rebates, discounts (which may, at Lender's option be calculated on shortest terms), overbillings, credits, allowances or excise or sales taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Account at such date.

     (c) By deleting the definition of "LC Conditions" that is contained in Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

          LC Conditions - the following conditions, the satisfaction of each of which is required before Lender shall be obligated to execute any LC Application in connection with a request for the issuance of a Letter of
     Credit: (i) no Default or Event of Default exists; (ii) after giving effect to the issuance of the requested Letter of Credit and each Letter of Credit for which an LC Application has been signed by Lender, the LC Obligations would not exceed $4,000,000 in the aggregate and no Overadvance would exist; (iii) the expiry date of the Letter of Credit does not extend beyond the earlier to occur of 365 days from the date of issuance or 30 days prior to the last day of the Original Term or of any effective Renewal Term; and (iv) the currency in which payment is to be made under the Letter of Credit is U.S. Dollars.

     (d) By deleting the definition of "Letter of Credit" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

          Letter of Credit - Standby Letters of Credit and Documentary Letters of Credit.

     (e) By adding the following new definitions to Appendix A to the Loan Agreement in proper alphabetical sequence:

          Documentary Letter of Credit - a documentary letter of credit issued by Issuer for the account of Borrower.

          Standby Letter of Credit - a standby letter of credit issued by Issuer for the account of Borrower.

     3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties and liabilities thereunder.

     4. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolver Loans on and as of February 26, 1996, totalled $22,271,741.78 and the unpaid principal amount of the Term Loan on and as of February 26, 1996, totalled $2,754,250.07.

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable fees of Lender's legal counsel.

     7. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of that the terms of each of adhered to on and after the Loan Documents, the parties agree the Loan Documents shall be strictly date hereof.

     10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     11. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

     12. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

                                      TROPICAL SPORTSWEAR INTERNATIONAL
ATTEST:                               CORPORATION ("BORROWER")


 /s/ Michael Kagan                       By:/s/Sharon L. Perdue
------------------------------           ------------------------------------
Secretary                                Title: SR. VICE PRESIDENT OF FINANCE
[CORPORATE SEAL]                               ------------------------------

                                      Accepted in Atlanta, Georgia:

                                      FLEET CAPITAL CORPORATION
                                      f/k/a Shawmut Capital
                                      Corporation ("Lender")

                                      By:  Elizabeth L. Waller
                                         ----------------------------------

                                         Title:  Vice President
                                               ----------------------------


                            CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Fifth Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the

Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

          IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Fifth Amendment to Loan and Security Agreement.


ATTEST:                              APPAREL INTERNATIONAL GROUP, INC.

 /s/ Michael Kagan
---------------------------          By:/s/Sharon L. Perdue
Secretary                               ------------------------------------
[CORPORATE SEAL]                        Title: SR. VICE PRESIDENT
                                              ------------------------------

ATTEST:                              TROPICAL ACQUISITION COMPANY

 /s/ Michael Kagan
---------------------------          By:/s/Sharon L. Perdue
Secretary                               ------------------------------------
[CORPORATE SEAL]                        Title: SR. VICE PRESIDENT OF FINANCE
                                              ------------------------------

               SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 7th day of May, 1996, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower"), with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; and FLEET CAPITAL CORPORATION f/k/a Shawmut Capital Corporation, a Connecticut corporation (hereinafter referred to as "Lender"), with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.


                                    RECITALS:

     Lender and Borrower are parties to a certain Loan and Security Agreement dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, that certain Second Amendment to Loan and Security Agreement dated October 1, 1995, that certain Third Amendment to Loan and Security Agreement dated December 4, 1995, that certain Fourth Amendment to Loan and Security Agreement dated January 18, 1996, and that certain Fifth Amendment to Loan and Security Agreement dated February 27, 1996 (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made and may from time to time hereafter make loans and other extensions of credit to Borrower.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

     (a) By deleting subsection (viii) of Section 8.2.5 of the Loan Agreement and by substituting the following new provisions in lieu thereof:

          (viii) Lien in favor of SouthTrust with respect to certain real Property of Borrower located at 4924 West

     Waters Avenue and 4902 West Waters Avenue, Tampa, Hillsborough County, Florida; and

          (ix) such other Liens as Lender may hereafter approve in writing.

     (b) By deleting Section 8.2.8 of the Loan Agreement in its entirety and by substituting the following new Section 8.2.8 in lieu thereof:

          8.2.8. Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $3,000,000 during any fiscal year of Borrower; provided, however, that the Capital Expenditures made by Borrower during its fiscal year ending September 28, 1996, in connection with the purchase of the real property and certain other property that is to be encumbered by the SouthTrust Mortgage shall not be included in the foregoing limitation.

     (c) By deleting Sections 8.3.1, 8.3.2 and 8.3.3 of the Loan Agreement in their entirety and by substituting the following new Sections 8.3.1, 8.3.2 and
8.3.3 in lieu thereof:

          8.3.1. Tangible Net Worth. Maintain at all times Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:


               Period                             Amount
     --------------------------                   -----------

     Closing Date through                         $12,800,000
      December 30, 1994

     December 31, 1994 through                    $13,100,000
      March 31, 1995

     April 1, 1995 through                        $14,500,000
      June 30, 1995

     July 1, 1995 through                         $15,600,000
     September 29, 1995

     September 30, 1995 through                   $14,600,000
      December 29, 1995

     December 30, 1995 through                    $14,250,000
      March 29, 1996

     March 30, 1996 through                       $16,000,000
      June 28, 1996

     June 29, 1996 through                        $17,000,000
      September 27, 1996

     September 28, 1996 through                   $18,000,000
      December 27, 1996

     December 28 1996 through                     $19,000,000
      March 28, 1997

     March 29, 1997 through                       $20,000,000
      June 27, 1997

     June 28, 1997 and                            $21,000,000
      thereafter

          8.3.2. Profitability. Achieve Adjusted Net Earnings From Operations each fiscal year of not less than the amount shown below for the period corresponding thereto:

              Period                              Amount
     -----------------------                      -----------

     October 2, 1994 through                     $   900,000
      December 31, 1994

     October 2, 1994 through                     $ 3,700,000
      April 1, 1995

     October 2, 1994 through                     $ 3,200,000
      July 1, 1995

     October 2, 1994 through                     $ 4,000,000
      September 30, 1995

     October 1, 1995 through                     $(1,400,000)
      December 30, 1995

     October 1, 1995 through                     $  (375,000)
      March 30, 1996

     October 1, 1995 through                     $ 3,350,000
      June 29, 1996

     October 1, 1995 through                     $ 5,000,000
      September 28, 1996


     September 29, 1996 through                   $  700,000
      December 28, 1996

     September 29, 1996 through                   $2,700,000
      March 29, 1997

     September 29, 1996 through                   $4,500,000
      June 28, 1997

     September 29, 1996 through                   $6,500,000
      September 27, 1997

          8.3.3. Debt Service Coverage Ratio. Maintain a Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

             Period                              Ratio
     ------------------------                     ------------

     October 2, 1994 through                          .10 to 1.0
      December 31, 1994

     October 2, 1994 through                         1.30 to 1.0
      April 2, 1995

     October 2, 1994 through                         1.30 to 1.0
      July 1, 1995

     October 2, 1994 through                         1.30 to 1.0
      September 30, 1995

     October 1, 1995 through                      Not Applicable
      December 30, 1995

     October 1, 1995 through                      Not Applicable
      March 30, 1996

     October 1, 1995 through                         1.30 to 1.0
      June 29, 1996

     October 1, 1995 through                         1.30 to 1.0
      September 28, 1996

     September 29, 1996 through                       .30 to 1.0
      December 28, 1996

     September 29, 1996 through                      1.30 to 1.0
      March 29, 1997

     September 29, 1996 through                      1.30 to 1.0
      June 28, 1997

     September 29, 1996 through                      1.30 to 1.0
      September 27, 1997

     (d) By adding a new Section 10.1.21 to Section 10 of the Loan Agreement that reads as follows:

          10.1.21. SouthTrust Loan Documents. A default or event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the SouthTrust Loan Documents.

     (e) By adding the following new definitions to Appendix A to the Loan Agreement in proper alphabetical sequence:

          SouthTrust - SouthTrust Bank of Alabama, National Association.

          SouthTrust Loan Agreement - the Construction and Term Loan Agreement dated May 7, 1996, between Borrower and SouthTrust, pursuant to which SouthTrust has agreed to extend a term loan to Borrower in the original principal amount of $9,600,000.

          SouthTrust Loan Documents - collectively, the SouthTrust Loan Agreement, the SouthTrust Mortgage and any and all other documents, agreements or instruments executed in connection with any of the foregoing.

          SouthTrust Mortgage - the Real Estate Mortgage dated May 7, 1996, between Borrower and SouthTrust, pursuant to which Borrower has conveyed to SouthTrust a Lien upon certain real Property and the improvements thereon owned by Borrower and located at 4924 West Waters Avenue and 4902 West Waters Avenue, Tampa, Hillsborough County, Florida.

     3. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the Liens granted by Borrower in favor of Lender are duly perfected, first priority Liens; the unpaid principal amount of the Revolver Loans on and as of May 6, 1996, totalled $14,563,025.23; the unpaid principal amount of the Term Loan on and as of May 6, 1996, totalled $1,416,666.73; and the unpaid principal amount of the Equipment Loans on and as of May 6, 1996, totalled $1,144,966.70.

     4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of

Borrower, and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     5. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in paragraphs (a) and (b) of Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by
Lender:

        (a) Borrower shall have delivered to Lender a Mortgagee Waiver from SouthTrust Bank of Alabama, National Association ("SouthTrust"), with respect to the Real Property of Borrower located in Hillsborough County, Florida (the "Real Property");

        (b) Lender shall have received an opinion letter from Florida counsel to Borrower, pursuant to which such counsel shall opine as to, among other things, the due execution and enforceability of this Amendment; and

        (c) Lender shall have received and reviewed final executed copies of the loan documentation between SouthTrust and Borrower, and Lender shall have confirmed, to its satisfaction, that SouthTrust has no Lien on any Property of Borrower other than the Real Property.

     6. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable attorney's fees of Lender's legal counsel.

     7. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

     10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     11. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

     12. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

                                   TROPICAL SPORTSWEAR INTERNATIONAL
ATTEST:                            CORPORATION ("Borrower")

/s/Michael Kagan                   By:/s/Sharon L. Perdue
-------------------------             ------------------------------------
Secretary                             Title:SR. VICE PRESIDENT OF FINANCE
[CORPORATE SEAL]                            ------------------------------

                                   Accepted in Atlanta, Georgia:

                                   FLEET CAPITAL CORPORATION
                                   f/k/a Shawmut Capital
                                   Corporation ("Lender")

                                   By:/s/ Robert G. Rose
                                      ------------------------------------
                                      Title: VICE PRESIDENT
                                            ------------------------------

               [Consent and Reaffirmation of following page]

                         CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Sixth Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Sixth Amendment to Loan and Security Agreement.

ATTEST:                                APPAREL INTERNATIONAL GROUP, INC.

/s/Michael Kagan                       By:/s/Sharon L. Perdue
-------------------------------           -----------------------------------
Secretary                                 Title:SR. VICE PRESIDENT OF FINANCE
[CORPORATE SEAL]                                -----------------------------

ATTEST:                                TROPICAL ACQUISITION CORPORATION

/s/Michael Kagan                       By:/s/Sharon L. Perdue
-------------------------------           -----------------------------------
Secretary                                 Title:SR. VICE PRESIDENT OF FINANCE
[CORPORATE SEAL]                                -----------------------------

               SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 10th day of September, 1996, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower"), with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; and FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to as "Lender"), successor-by-merger to Fleet Capital Corporation, a Connecticut corporation ("Old Fleet"), with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                              R E C I T A L S:

     Borrower entered into a certain Loan and Security Agreement with Old Fleet dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, that certain Second Amendment to Loan and Security Agreement dated October 1, 1995, that certain Third Amendment to Loan and Security Agreement dated December 4, 1995, that certain Fourth Amendment to Loan and Security Agreement dated January 18, 1996, that certain Fifth Amendment to Loan and Security Agreement dated February 27, 1996 and that certain Sixth Amendment to Loan and Security Agreement dated May 7, 1996 (as at any time amended, the "Loan Agreement").

     Effective May 1, 1996, Old Fleet merged into Fleet Credit Corporation, a Rhode Island corporation ("Fleet Credit") with Fleet Credit being the surviving corporation and having changed its name to "Fleet Capital Corporation."

     The parties now desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

     (a) By deleting clause (ii) under the definition of "LC Conditions" that is contained in Appendix A to the Loan Agreement, and by substituting the following new clause (ii) in lieu thereof:

          (ii) after giving effect to the issuance of the requested Letter of Credit and each Letter of Credit for which an LC Application has been signed by Lender, the LC Obligations would not exceed $5,500,000 in the aggregate and no Overadvance would exist:

     (b) By deleting the last sentence of Section 1.1 of the Loan Agreement (as amended by the Fourth Amendment) in its entirety.

     (c) By deleting clause (vii) of the definition of "Availability Reserve" that reads "(vii) $1,500,000" in its entirety and by inserting a period in lieu thereof.

     3. REFERENCES TO LENDER. Effective May 1, 1996, any and all references contained in the Loan Agreement or any of the other Loan Documents to "Fleet Capital Corporation" or "Lender" shall mean and refer to "Fleet Capital Corporation, a Rhode Island corporation."

     4. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the Liens granted by Borrower in favor of Lender are duly perfected, first priority Liens; the unpaid principal amount of the Revolver Loans on and as of September 6, 1996, totalled $15,153,370.93; the unpaid principal amount of the Term Loan on and as of September 6, 1996, totalled $1,083,333.41; the unpaid principal amount of the Equipment Loans on and as of September 6, 1996, totalled $1,587,500.06; and the unpaid principal amount of the LC Obligations on and as of September 6, 1996, totalled $3,952,372.67.

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower, and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable attorney's fees of Lender's legal counsel.

     7. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

     10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     11. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

     12. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

                                             TROPICAL SPORTSWEAR INTERNATIONAL
ATTEST:                                      CORPORATION ("Borrower")

/s/ Michael Kagan                               By:/s/Sharon L. Perdue
--------------------------                      ------------------------------
Secretary                                       SHARON L. PERDUE
[CORPORATE SEAL]                                Vice President

                                             Accepted in Atlanta, Georgia:

                                             FLEET CAPITAL CORPORATION
                                             ("Lender")

                                             By:/s/Elizabeth L. Waller
                                                ------------------------------
                                                Title:  Vice President
                                                      ------------------------

                    [Signatures continued on next page]

                         CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Seventh Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Seventh Amendment to Loan and Security Agreement.

ATTEST:                                      APPAREL INTERNATIONAL GROUP, NC.

/s/  Michael Kagan                              By:/s/Sharon L. Perdue
--------------------------                      ------------------------------
Secretary                                       Title: SR. VICE PRES OF FINANCE
[CORPORATE SEAL]                                      ------------------------

ATTEST:                                      TROPICAL ACQUISITION CORPORATION

/s/ Michael Kagan                               By:/s/Sharon L. Perdue
--------------------------                      ------------------------------
Secretary                                       Title: SR. VICE PRES OF FINANCE
[CORPORATE SEAL]                                      ------------------------

                 EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 25th day of November, 1996, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower"), with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; and FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to, together with its successors and assigns, as "Lender"), with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                R E C I T A L S:

     Borrower and Lender are parties to a certain Loan and Security Agreement dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, that certain Second Amendment to Loan and Security Agreement dated October 1, 1995, that certain Third Amendment to Loan and Security Agreement dated December 4, 1995, that certain Fourth Amendment to Loan and Security Agreement dated January 18, 1996, that certain Fifth Amendment to Loan and Security Agreement dated February 27, 1996, that certain Sixth Amendment to Loan and Security Agreement dated May 7, 1996 and that certain Seventh Amendment to Loan and Security Agreement dated September 10, 1996 (as at any time amended, the "Loan Agreement").

     The parties now desire to amend the Loan Agreement further as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENT TO SECTION 1 OF THE LOAN AGREEMENT. Section 1 of the Loan Agreement is hereby amended by adding the following new sentence to the end of
Section 1.1 of the Loan Agreement:

     The Revolver Loans shall bear interest as set forth in Section 2.1 hereof. Each Revolver Loan shall, at the option of Borrower, be made or continued as, or converted into, a Base Rate Loan or a LIBOR Loan.

     3. AMENDMENTS TO SECTION 2 OF THE LOAN AGREEMENT. Section 2 of the Loan Agreement is hereby amended as follows:

     (a)  By deleting the second and fourth sentences that are contained in
Section 2.1.1 of the Loan Agreement that read:

     Interest shall accrue on the principal amount of the equipment Loans and the Revolver Loans outstanding at the end of each day at a variable rate per annum equal to 1% plus the Base Rate.

     and

     The rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any change in the Base Rate occurs.

and by substituting in lieu thereof the following:

     Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolver Loans and Equipment Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to the following applicable rate: (a) for Revolver Loans or Equipment Loans outstanding as Base Rate Loans, the Base Rate in effect from time to time plus .50%; or
     (b) for Revolver Loans or Equipment Loans outstanding as LIBOR Loans, the relevant Adjusted LIBOR Rate for the applicable Interest Period selected by Borrower in conformity with this Agreement plus 2.75%.

          Upon determining the Adjusted LIBOR Rate for any Interest Period requested by Borrower, Lender shall promptly notify Borrower thereof by telephone and, if so requested by Borrower, confirm the same in writing. Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rate of interest for all Loans bearing interest based upon the Base Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof; provided, however, that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan.

     (b)  By adding the following new Sections to Section 2.1 of the Loan
Agreement:

          2.1.3. Conversions and Continuations.

          (i) Borrower may on any Business Day, subject to the giving of a proper Notice of Conversion/Continuation as hereinafter described, elect
     (A) to continue all or any part of a LIBOR Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (B) to convert all or any part of a Revolver Loan or Equipment Loan of one Type into a Revolver Loan or Equipment Loan of another Type; provided, however, that no outstanding Revolver Loans or Equipment Loans may be converted into or continued as LIBOR Loans when any Default or Event of Default has occurred and is continuing. Any conversion of a LIBOR Loan into a Base Rate Loan shall be made on the last day of the Interest Period for such LIBOR Loan.

          (ii) Whenever Borrower desires to convert or continue Revolver Loans or Equipment Loans under Section 2.1.3(i), Borrower shall give Lender written notice (or telephonic notice promptly confirmed in writing) substantially in the form of EXHIBIT P. signed by an authorized officer of Borrower, on the requested conversion date by 12:00 p.m., in the case of a conversion into Base Rate Loans, and by 12:00 p.m. at least 2 Business Days before the requested conversion or continuation date, in the case of a conversion into or continuation of LIBOR Loans. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Revolver Loans or Equipment Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day) and whether the Revolver Loans or Equipment Loans are being converted into or continued as LIBOR Loans (and, if so, the duration of the Interest Period to be applicable thereto) or Base Rate Loans. If, upon the expiration of any Interest Period in respect of any LIBOR Loans, Borrower shall have failed to deliver the Notice of Conversional/Continuation, Borrower shall be deemed to have elected to convert such LIBOR Loans to Base Rate Loans.

          2.1.4. Interest Periods. In connection with the making or continuation of, or conversion into, each Borrowing of LIBOR Loans, Borrower shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Loan, which interest period shall commence on the date such LIBOR Loan is made and shall end on a numerically corresponding day in the first, second or third month thereafter; provided, however, that:

          (i) the initial Interest Period for a LIBOR Loan shall commence on the date such Loan is made (including the date of any conversion from a Loan of another Type) and each Interest Period occurring thereafter in respect of such Loan shall commence on the date on which the next preceding Interest Period expires;

          (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of LIBOR Loans would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iii) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month;

          (iv) no Interest Period with respect to any portion of principal of a Revolver Loan or Equipment Loan shall extend beyond a date on which Borrower is required to make a scheduled payment of such portion of principal;

          (v) no Interest Period shall extend beyond the last day of the Original Term; and

          (vi) there shall be no more than 4 Interest Periods in effect at any one time.

          2.1.5. Interest Rate Not Ascertainable. If Lender shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or Lender's or Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Lender shall forthwith give notice (by telephone confirmed in writing) to Borrower of such determination. Until Lender notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligation of lender to make libor loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

     (c)  By adding the following new Sections 2.10, 2.11, 2.12 and 2.13 to
Section 2 of the Loan Agreement:

          2.10. Illegality. Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (i) any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for Lender to make or maintain a LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Loan or (ii) at any time Lender determines that the making or continuance of any LIBOR Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of Lender or Bank in such market, then, by written notice to Borrower, Lender may (l) declare that LIBOR Loans will not thereafter be made by Lender, whereupon any request by Borrower for a LIBOR Loan shall be deemed a request for a Base Rate Loan unless Lender's declaration shall be subsequently withdrawn; and (2) require that all outstanding LIBOR Loans made by Lender be converted to Base Rate Loans, under the circumstances of clause (i) or (ii) of this Section 2.10 insofar as Lender determines the continuance of LIBOR Loans to be impracticable, in which event all such LIBOR Loans shall be automatically converted to Base Rate Loans as of the date of Borrower's receipt of the aforesaid notice from Lender.

          2.11. Increased Costs. If, by reason of (a) the introduction of or any change (including any change by way of imposition or increase of Statutory Reserves or other reserve requirements) in or in the interpretation of any law or regulation, or (b) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

          (i) Lender shall be subject after the date hereof to any Tax, duty or other charge with respect to any LIBOR Loan or its obligation to make LIBOR Loans, or a change shall result in the basis of taxation of payment to Lender of the principal of or interest on its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of tax on the overall net income of Lender imposed by the jurisdiction in which Lender's principal executive office is located); or

          (ii) any reserve (including any imposed by the Board of Governors), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender shall be imposed or deemed applicable or any other condition affecting its LIBOR Loans or its obligation to make LIBOR Loans shall be imposed on Lender or the London interbank market;

     and as a result thereof there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining LIBOR Loans (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Loans), or there shall be a reduction in the amount received or receivable by Lender, then Borrower shall from time to time, upon written notice from and demand by Lender (with a copy of such notice and demand to Lender), pay to Lender, within 5 Business Days after the date specified in such notice and demand, an additional amount sufficient to indemnify Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower by Lender, shall be final, conclusive and binding for all purposes.

          If Lender shall advise Borrower at any time that, because of the circumstances described hereinabove in this Section 2.11 or any other circumstances arising after the date of this Agreement affecting Lender or the London interbank market or Lender's or Bank's position in such market, the Adjusted LIBOR Rate, as determined by Lender, will not adequately and fairly reflect the cost to Lender of funding LIBOR Loans, then, and in any such event:

          (i) Lender shall forthwith give written notice to Borrower of such advice;

          (ii) Borrower's right to request and Lender's obligation to make LIBOR Loans shall be immediately suspended and Borrower's right to continue a LIBOR Loan as such beyond the then applicable Interest Period shall also be suspended; and

          (iii) Lender shall make a Base Rate Loan as part of the requested Borrowing of LIBOR Loans, which Base Rate Loan shall, for all purposes, be considered part of such Borrowing.

     For purposes of this Section 2.11, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender.

          2.12. Capital Adequacy. If after the date hereof Lender determines that (a) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such Applicable Law, any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by Lender or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Lender's capital to a level below that which Lender could have achieved (taking into consideration Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of Lender's commitment to make the Loans pursuant hereto by any amount deemed by Lender to be material:

          (i)  Lender shall promptly give notice thereof to Borrower; and

          (ii) Borrower shall pay to Lender, as an additional fee from time to time, on demand, such amount as Lender certifies to be the amount that will compensate Lender for such reduction.

          A certificate of Lender claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to Lender (including the basis for Lender's determination of such amount), and the method by which such amounts were determined. In determining such amount, Lender may use any reasonable averaging and attribution method. For purposes of this Section 2.12, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender.

          2.13. Funding Losses. Borrower shall be obligated to compensate Lender, upon Lender's written request (which request shall set forth the basis for requesting such amounts and which request shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including any interest paid by Lender to lenders of funds borrowed by Lender to make or carry its LIBOR Loans to the extent not recovered by Lender in connection with the re-employment of such funds), which Lender may sustain: (i) if for any reason (other than a default by Lender) a Borrowing of, or conversion to or continuation of, LIBOR Loans does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation (whether or not withdrawn), (ii) if any repayment (including any conversions pursuant to Section 2.1.3 hereof) of any its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, Borrower defaults in its obligation to repay LIBOR Loans when required by the terms of this Agreement. For purposes of this Section 2.13, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender. The calculations of all amounts payable to Lender under this Section 2.13 shall be made as though Lender had actually funded or committed to fund its LIBOR Loan through the purchase for an underlying deposit in an amount equal to the amount of such LIBOR Loan and having a maturity comparable to the relevant Interest Period for such LIBOR Loan; provided, however, Lender may fund its LIBOR Loans in any manner it deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.13.

     4. AMENDMENTS TO SECTION 3 OF THE LOAN AGREEMENT. Section the Loan Agreement is hereby amended as follows:

     (a) By deleting Section 3.1.1 of the Loan Agreement and by substituting the following in lieu thereof:

          3.1.1. Notice of Borrowing.

          (i)   Whenever Borrower desires to obtain a Revolver Loan under
     Section 1.1 of this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to Section 2.1.3), Borrower shall give Lender notice of such Borrowing request (a "Notice of Borrowing") which notice shall be in writing if the Revolver Loan requested by Borrower is to bear interest as a LIBOR Loan unless a telephonic request for such Loan is expressly approved by Lender pursuant to Section 3.1.1(iii) below. Such Notice of Borrowing shall be given by Borrower to Lender no later than 12:00 p.m. (a) on the Business Day of the requested funding date of such Borrowing, in the case of a Base Rate Loan, and (b) at least 2 Business Days prior to the requested funding date of such Borrowing, in the case of LIBOR Loans. Notices received after 12:00 p.m. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), (c) whether the Borrowing is to consist of Base Rate Loans or LIBOR Loans, (d) in the case of LIBOR Loans, the duration of the Interest Period to be applicable thereto, and (e) the account of Borrower to which the proceeds of such Borrowing are to be disbursed. Borrower may not request any LIBOR Loans if a Default or Event of Default exists.

          (ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest, fees or other charges shall be deemed irrevocably to be a request for Revolver Loans on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as Base Rate Loans. Lender shall have no obligation to Borrower to honor any deemed request for a Revolver Loan under this Section 3.1.1(ii), but may do so in its discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default and without regard to the existence or creation of an Overadvance.

          (iii) As an accommodation to Borrower, Lender may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower; provided, however, that, if requested to do so by Lender at any time, Borrower shall confirm each such telephonic request for a Borrowing of LIBOR Loans in writing. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall not have any liability to Borrower for any loss or damage suffered by borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall not have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

     (b) By deleting Sections 3.2.1 and 3.2.2 of the Loan Agreement and by substituting the following in lieu thereof:

          3.2.1. Payment of Principal. The outstanding principal amounts with respect to the Revolver Loans shall be due and payable as follows:

          (i) Any portion of the Revolver Loans consisting of the principal amount of Base Rate Loans shall be paid by Borrower to Lender, unless converted to a LIBOR Loan in accordance with this Agreement, immediately upon the earlier of (a) the receipt by Borrower or Lender of any proceeds or payments of any of the Collateral, to the extent of such proceeds or payments, or (b) the Termination Date.

          (ii) Any portion of the Revolver Loans consisting of the principal amount of LIBOR Loans shall be paid by Borrower to Lender, unless converted to a Base Rate Loan or continued as a LIBOR Loan in accordance with the terms of this Agreement, upon the earlier of (a) the last day of the Interest Period applicable thereto or (b) the Termination Date. In no event shall Borrower be authorized to pay any LIBOR Loan prior to the last day of the Interest Period applicable thereto unless (x) otherwise agreed in writing by Lender or Borrower are otherwise expressly authorized or required by any other provision of this Agreement to pay any LIBOR Loan outstanding on a date other than the last day of the Interest Period applicable thereto, and (y) Borrower pays to Lender concurrently with any prepayment of a LIBOR Loan any amount due Lender under Section 2.13 hereof as a result of such prepayment.

          (iii) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Overadvance shall exist, Borrower shall, ON DEMAND, repay the outstanding Revolver Loans that are Base Rate Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount equal to such Overadvance; and, if such payment of Base Rate Loans is not sufficient to cure the Overadvance, then Borrower shall immediately either
     (a) deposit with lender for application to any outstanding revolver loans bearing interest as LIBOR Loans as the same become due and payable at the end of the applicable Interest Periods, cash in an amount sufficient to cure such Overadvance, or (b) pay the Revolver Loans outstanding that bear interest as LIBOR Loans to the extent necessary to cure such Overadvance and also pay to Lender any and all amounts required by Section 2.13 hereof to be paid by reason of the prepayment of a LIBOR Loan prior to the last day of the Interest Period applicable thereto.

          3.2.2. Payment of Interest. Interest accrued on the Revolver Loans and each Equipment Loan shall be due and payable on (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, with respect to any Revolver Loan or any Equipment Loan (whether a Base Rate Loan or LIBOR Loan) and (ii) the last day of the applicable Interest Period in the case of a LIBOR Loan. Accrued interest shall also be paid by Borrower on the Termination Date. With respect to any Base Rate Loan converted into a LIBOR Loan pursuant to
     Section 2.1.3 on a day when interest would not otherwise have been payable with respect to such Base Rate Loan, accrued interest to the date of such conversion on the amount of such Base Rate Loan so converted shall be paid on the conversion date.

     (c) By adding a new Section 3.8 to the Loan Agreement that reads as follows:

          3.8.   Special Provisions Governing LIBOR Loans.

          3.8.1. Number of LIBOR Loans. In no event may the number of LIBOR Loans outstanding at any time to Lender exceed 4.

          3.8.2. Minimum Amounts. Each election of LIBOR Loans pursuant to
     Section 3.1.1(i), and each continuation of or conversion to LIBOR Loans pursuant to Section 2.1.3 hereof, shall be in a minimum amount of $1,000,000 with respect to any portion of the Loans that bear interest as a LIBOR Loan and integral multiples of $500,000 in excess of that amount.

          3.8.3. LIBOR Lending Office. Lender's initial LIBOR Lending Office shall be at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339. Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of Borrower for increased costs or expenses resulting solely from such designation or transfer. Increased costs for expenses resulting FROM A change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

     5. AMENDMENTS TO APPENDIX A TO THE LOAN AGREEMENT. Appendix A to the Loan Agreement is hereby amended as follows:

     (a) By adding the following new definitions to Appendix A to the Loan Agreement in proper alphabetical sequence:

          Adjusted LIBOR Rate - with respect to each Interest Period for a LIBOR Loan, an interest rate per annum (rounded upwards, to the next 1/16th of 1%) equal to the quotient of (a) the LIBOR Rate in effect for such Interest Period divided by (b) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.

          Base Rate Loan - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the Base Rate.

          Board of Governors - the Board of Governors of the Federal Reserve Board.

          Borrowing - a borrowing consisting of Loans made on the same day and of the same Type by Lender.

          Dollars and the sign $ - lawful money of the United States of America.

          Interest Period - shall have the meaning ascribed to it in Section
     2.1.4 of the Agreement.

          LIBOR Loan - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

          LIBOR Rate - with respect to an Interest Period, the rate per annum determined by Lender on the basis of the offered rate for deposits in Dollars in the London

     Interbank Market of amounts equal to or comparable to the amount of the LIBOR Loan to which such Interest Period relates offered for a term comparable to such Interest Period, which rate appears on the Telerate Screen LIBOR Page (or as published by a comparable service selected by Lender) as of 11:00 a.m., London time, 2 Business Days prior to the first day of such Interest Period.

          Notice of Borrowing. - as defined in Section 3.1.1(i)

          Notice of Conversion/Continuation - as defined in Section 2.1.3(ii) of the Agreement.

          Regulation D - Regulation D of the Board of Governors

          Statutory Reserves - on any date, the percentage (expressed as a decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including, but not limited to, any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include, without limitation, those imposed pursuant to said Regulation D. The Statutory Reserve shall be adjusted automatically on and as of the effective date of any change in such percentage.

          Tax - any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

          Termination Date - the date on which the Loan Agreement is terminated pursuant to Section 4.2 of the Agreement.

          Type - the type of a Loan, which shall be either a LIBOR Loan or a Base Rate Loan.

     (b) By deleting the definition of "Business Day" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

          Business Day - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed; provided, however, that when used with reference to a LIBOR Loan (including the making, continuing, prepaying or repaying of any LIBOR Loan), the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London interbank market.

     6. ADDITION OF EXHIBIT TO LOAN AGREEMENT. Exhibit P attached to this Amendment is hereby added to the Loan Agreement in proper sequence.

     7. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim tend to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the Liens granted by Borrower in favor of Lender are duly perfected, first priority Liens; the unpaid principal amount of the Revolver Loans on and as of November 21, 1996, totalled $18,053,881; the unpaid principal amount of the Term Loan on and as of November 21, 1996, totalled $916,667; the unpaid principal amount of the Equipment Loans on and as of November 21, 1996, totalled $1,526,133; and the unpaid principal amount of the LC Obligations on and as of November 21, 1996, totalled $3,736,764.

     8. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower, and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     9. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable attorney's fees of Lender's legal counsel.

          10. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

          11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          12. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

          13. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

          14. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

          15. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                        TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION
                               ("Borrower")

/s/Michael Kagan
----------------------         By:/s/Sharon L. Perdue
Secretary                      --------------------------------
[CORPORATE SEAL]               Sharon L. Perdue
                               Vice President

                               Accepted in Atlanta, Georgia:


                               FLEET CAPITAL CORPORATION
                               ("LENDER")


                               By:/s/Elizabeth L. Waller
                                  --------------------------------
                                  Title:  VICE PRESIDENT
                                        --------------------------

                            CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Eighth Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Eighth Amendment to Loan and Security Agreement.

ATTEST:                              APPAREL INTERNATIONAL GROUP, INC.

/s/Michael Kagan
---------------------------          By:/s/Sharon L. Perdue
Secretary                               --------------------------------
[CORPORATE SEAL]                        Title: SR. VICE PRES. OF FINANCE
                                              --------------------------

ATTEST:                              TROPICAL ACQUISITION COMPANY

/s/Michael Kagan
---------------------------          By:/s/Sharon L. Perdue
Secretary                               --------------------------------
[CORPORATE SEAL]                        Title: SR. VICE PRES. OF FINANCE
                                              --------------------------

                                   EXHIBIT P

                   FORM OF NOTICE OF CONVERSION/CONTINUATION

                         Date ______________, __________

Fleet Capital Corporation
300 Galleria Parkway
Suite 800
Atlanta, Georgia 30339
Attention: Loan Administration Officer


     Re: Loan and Security Agreement dated September 28, 1994, by and between Tropical Sportswear International Corporation and Fleet Capital Corporation (as at any time amended, the "Loan Agreement")

Gentlemen:


     This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.1.3 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrower hereby gives notice of its request as follows:

Check as applicable

     A conversion of Loans from one Type to another, as follows:

          (i) The requested date of the proposed conversion is _________, 19 _ (the "Conversion Date");

          (ii) The Type of Loans to be converted pursuant hereto are presently __________________ [select either LIBOR Loans or Base Rate Loans] in the principal amount of $_____________ outstanding as of the Conversion Date;

          (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $___________ (the "Conversion Amount");

          (iv) The Conversion Amount is to be converted into a __________________[select either a LIBOR Loan or a Base Rate Loan] (the "Converted Loan") on the Conversion Date.

          (v) [In the event Borrower selects a LIBOR Loan:] Borrower hereby requests that the Interest Period for such Converted Loan be for a duration of _____________ [insert length of Interest Period].

     [ ]  A continuation of LIBOR Loans for new Interest Period, as follows:

          (i) The requested date of the proposed continuation is _____________, 19___ (the "Continuation Date");

          (ii) The aggregate amount of the LIBOR Loans subject to such continuation is $ _________________;

          (iii) The duration of the selected Interest Period for the LIBOR Loans which are the subject of such continuation is: _________
                [select duration of applicable Interest Period];

     Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and certifies that no Default or Event of Default exists on the date hereof.

     Borrower has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized representative, this ______________ day of ______________________, 19___ .


                                TROPICAL SPORTSWEAR INTERNATIONAL
                                CORPORATION

                                By:
                                   --------------------------------
                                Title:
                                      -----------------------------

                 NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 18th day of July, 1997, by and between TROPICAL SPORTSWEAR INTERNATIONAL CORPORATION, a Florida corporation (hereinafter referred to as "Borrower"), with its chief executive office and principal place of business at 4902 West Waters Avenue, Tampa, Florida 33634-1302; and FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to, together with its successors and assigns, as "Lender"), with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                R E C I T A L S:

     Borrower and Lender are parties to a certain Loan and Security Agreement dated September 28, 1994, as amended by that certain First Amendment to Loan and Security Agreement dated May 26, 1995, that certain Second Amendment to Loan and Security Agreement dated October 1, 1995, that certain Third Amendment to Loan and Security Agreement dated December 4, 1995, that certain Fourth Amendment to Loan and Security Agreement dated January 18, 1996, that certain Fifth Amendment to Loan and Security Agreement dated February 27, 1996, that certain Sixth Amendment to Loan and Security Agreement dated May 7, 1996, that certain Seventh Amendment to Loan and Security Agreement dated September 10, 1996 and that certain Eighth Amendment to Loan and Security Agreement dated November 25, 1996 (as at any time amended, the "Loan Agreement").

     The parties now desire to amend the Loan Agreement further as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

          2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended by deleting Section 10.1.9 of the Loan Agreement in its entirety.

          3. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the Liens granted by Borrower in favor of Lender are duly perfected, first priority Liens; the unpaid principal amount of the Revolver Loans on and as of July 16, 1997, totaled $17,054,867.95; the unpaid principal amount of the Term Loan on and as of July 16, 1997, totaled $250,000.11; the unpaid principal amount of the Equipment Loans on and as of July 16, 1997, totaled $2,220,666.86; and the unpaid principal amount of the LC Obligations on and as of July 16, 1997, totaled $2,865,989.90.

          4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower, and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

          5. EXPENSES OF LENDER. Borrower agrees to pay, on DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable attorneys fees of Lender's legal counsel.

          6. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

          7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          8. NO NOVATION; ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the

Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

          9. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

          10. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, or known or UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

          11. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

                                          TROPICAL SPORTSWEAR INTERNATIONAL
ATTEST:                                   CORPORATION ("Borrower")

/s/  Michael Kagan                             By: /s/Sharon L. Perdue
-------------------------                      ---------------------------
Secretary                                      SHARON L. PERDUE
[CORPORATE SEAL]                               Vice President

                                          Accepted in Atlanta, Georgia:

                                          FLEET CAPITAL CORPORATION
                                          ("Lender")

                                          By:/s/Elizabeth L. Waller
                                             ------------------------------

                                          Title:    V.P.
                                                ---------------------------
                                       -4-

                           CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Ninth Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Ninth Amendment to Loan and Security Agreement.





ATTEST:                                   APPAREL INTERNATIONAL GROUP, INC.

/s/ Michael Kagan                           By:/s/Sharon L. Perdue
-------------------------                   ---------------------------
Secretary
[CORPORATE SEAL]                          Title: SR. VICE PRESIDENT
                                                ---------------------------

ATTEST:                                   TROPICAL ACQUISITION CORPORATION

/s/ Michael Kagan                              By:/s/Sharon L. Perdue
-------------------------                      ---------------------------
Secretary
[CORPORATE SEAL]                          Title: SR. VICE PRESIDENT
                                                ---------------------------



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